UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04363

AMERICAN CENTURY GOVERNMENT INCOME TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	3-31-2018

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

March 31, 2018

Capital Preservation Fund
Investor Class (CPFXX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Rally Rolled On, Until Volatility Resurfaced

For most of the 12-month period, broad U.S. stock and bond indices generated positive returns. Stocks generally rallied against a backdrop of robust corporate earnings results, steady economic growth, relatively low interest rates, and U.S. tax reform. For bonds, modest economic gains, relatively muted inflation, and gradual—and well telegraphed—tightening from the Federal Reserve (the Fed) continued to support positive performance.

Then, in early February, a force that was largely dormant during 2017—volatility—re-emerged. Robust U.S. wage growth triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. Treasury yields climbed to their highest levels in several years, and stock prices plunged into correction territory. Economic data released in March helped calm the unrest, while the Fed's March rate hike, which investors had expected, had little impact. Markets recovered much of the previous weeks’ losses, until a fresh round of worries emerged. President Trump announced the U.S. would implement tariffs on certain imports from China, sparking fears of a global trade war and triggering a flight to quality in the financial markets.

Despite the resurgence of volatility late in the period, U.S. stocks (S&P 500 Index) delivered a total return of 13.99% for the 12 months. Continuing a long-standing trend, growth stocks significantly outperformed their value counterparts across the capitalization spectrum. Meanwhile, the March flight to quality helped bonds hang onto the modest gains generated ahead of the market turbulence, and investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned 1.20% for the 12-month period.

With inflationary pressures mounting, Treasury yields rising, volatility resurfacing, and the implications of tax reform still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

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Performance

Total Returns as of March 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	CPFXX	0.63%	0.14%	0.16%	10/13/72
Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	0.48%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

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Fund Characteristics

MARCH 31, 2018
Yields
7-Day Current Yield	1.08%
7-Day Effective Yield	1.09%

Portfolio at a Glance
Weighted Average Maturity	39 days
Weighted Average Life	51 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	49%
31-90 days	40%
91-180 days	11%
More than 180 days	0%

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,004.00	$2.40	0.48%
Hypothetical
Investor Class	$1,000	$1,022.54	$2.42	0.48%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

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Schedule of Investments

MARCH 31, 2018

	Principal Amount	Value
U.S. TREASURY NOTES(1) — 12.3%
U.S. Treasury Notes, 2.375%, 6/30/18	$8,000,000	$8,011,984
U.S. Treasury Notes, VRN, 1.77%, 4/2/18, resets daily off the 3-month USBMMY	10,000,000	9,994,300
U.S. Treasury Notes, VRN, 1.82%, 4/2/18, resets daily off the 3-month USBMMY plus 0.05%	5,000,000	4,999,842
U.S. Treasury Notes, VRN, 1.83%, 4/2/18, resets daily off the 3-month USBMMY plus 0.06%	7,182,000	7,181,992
U.S. Treasury Notes, VRN, 1.94%, 4/2/18, resets daily off the 3-month USBMMY plus 0.17%	15,000,000	15,000,350
U.S. Treasury Notes, VRN, 1.94%, 4/2/18, resets daily off the 3-month USBMMY plus 0.17%	50,000,000	50,002,758
U.S. Treasury Notes, VRN, 1.96%, 4/2/18, resets daily off the 3-month USBMMY plus 0.19%	90,000,000	90,000,240
U.S. Treasury STRIPS - COUPON, 1.22%, 5/15/18	60,000,000	59,910,906
U.S. Treasury STRIPS - COUPON, 1.31%, 8/15/18	10,000,000	9,951,930
TOTAL U.S. TREASURY NOTES		255,054,302
U.S. TREASURY BILLS(1) — 76.2%
U.S. Treasury Bills, 1.64%, 4/5/18	112,000,000	111,982,380
U.S. Treasury Bills, 1.65%, 4/12/18	235,000,000	234,893,804
U.S. Treasury Bills, 1.65%, 4/19/18	150,000,000	149,890,750
U.S. Treasury Bills, 1.61%, 4/26/18	100,000,000	99,901,042
U.S. Treasury Bills, 1.65%, 5/3/18	150,000,000	149,810,000
U.S. Treasury Bills, 1.65%, 5/10/18	100,000,000	99,837,500
U.S. Treasury Bills, 1.66%, 5/17/18	100,000,000	99,796,194
U.S. Treasury Bills, 1.67%, 5/24/18	150,000,000	149,640,042
U.S. Treasury Bills, 1.69%, 5/31/18	25,000,000	24,941,042
U.S. Treasury Bills, 1.68%, 6/7/18	125,000,000	124,662,674
U.S. Treasury Bills, 1.68%, 6/14/18	130,891,500	130,442,178
U.S. Treasury Bills, 1.71%, 6/28/18	200,000,000	199,139,555
TOTAL U.S. TREASURY BILLS		1,574,937,161
TOTAL INVESTMENT SECURITIES — 88.5%		1,829,991,463
OTHER ASSETS AND LIABILITIES(2) — 11.5%		237,482,033
TOTAL NET ASSETS — 100.0%		$2,067,473,496

NOTES TO SCHEDULE OF INVESTMENTS
resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
STRIPS	-	Separate Trading of Registered Interest and Principal of Securities
USBMMY	-	United States Treasury Bill Money Market Yield
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	The rates for U.S. Treasury Bills are the yield to maturity at purchase. The rates for U.S. Treasury Notes are the stated coupon rates.

(2)	Amount relates primarily to receivable for investments sold, but not settled, at period end.

See Notes to Financial Statements.

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Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$1,829,991,463
Cash	83,467,793
Receivable for investments sold	159,040,934
Receivable for capital shares sold	4,401,823
Interest receivable	1,418,730
2,078,320,743

Liabilities
Payable for investments purchased	10,021,931
Accrued management fees	825,316
10,847,247

Net Assets	$2,067,473,496

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	2,067,530,020

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$2,067,532,910
Undistributed net investment income	1,596
Accumulated net realized loss	(61,010)
$2,067,473,496

See Notes to Financial Statements.

8

Statement of Operations

YEAR ENDED MARCH 31, 2018
Investment Income (Loss)
Income:
Interest	$23,167,442

Expenses:
Management fees	9,913,806
Trustees' fees and expenses	127,683
Other expenses	1,786
10,043,275

Net investment income (loss)	13,124,167

Net realized gain (loss) on investment transactions	(61,010)

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,063,157

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2018 AND MARCH 31, 2017
Increase (Decrease) in Net Assets	March 31, 2018	March 31, 2017
Operations
Net investment income (loss)	$13,124,167	$646,797
Net realized gain (loss)	(61,010)	5,802
Net increase (decrease) in net assets resulting from operations	13,063,157	652,599

Distributions to Shareholders
From net investment income	(13,124,167)	(646,797)
From net realized gains	—	(38,100)
Decrease in net assets from distributions	(13,124,167)	(684,897)

Capital Share Transactions
Proceeds from shares sold	630,496,615	756,945,561
Proceeds from reinvestment of distributions	12,971,694	684,897
Payments for shares redeemed	(790,984,388)	(786,310,115)
Net increase (decrease) in net assets from capital share transactions	(147,516,079)	(28,679,657)

Net increase (decrease) in net assets	(147,577,089)	(28,711,955)

Net Assets
Beginning of period	2,215,050,585	2,243,762,540
End of period	$2,067,473,496	$2,215,050,585

Undistributed net investment income	$1,596	$1,596

Transactions in Shares of the Fund
Sold	630,496,615	756,945,561
Issued in reinvestment of distributions	12,971,694	684,897
Redeemed	(790,984,388)	(786,310,115)
Net increase (decrease) in shares of the fund	(147,516,079)	(28,679,657)

See Notes to Financial Statements.

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Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Capital Preservation Fund (the fund) is one fund in a series issued by the trust. The fund is a money market fund and its investment objective is to seek maximum safety and liquidity. Its secondary objective is to seek to pay shareholders the highest rate of return consistent with safety and liquidity.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. Open-end management investment companies are valued at the reported NAV per share. If the fund determines that the valuation methods do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Treasury Roll Transactions — The fund purchases a security and at the same time makes a commitment to sell the same security at a future settlement date at a specified price. These types of transactions are known as treasury roll transactions. The difference between the purchase price and the sale price represents interest income reflective of an agreed upon rate between the fund and the counterparty.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1370% to 0.2500%. The rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the period ended March 31, 2018 was 0.47%.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

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5. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$13,124,167	$684,897
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2018, the fund had undistributed ordinary income for federal income tax purposes of $1,596.

As of March 31, 2018, the fund had accumulated short-term capital losses of $(61,010), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

6. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2018	$1.00	0.01	—(2)	0.01	(0.01)	—	(0.01)	$1.00	0.63%	0.48%	0.48%	0.62%	0.62%	$2,067,473
2017	$1.00	—(2)	—(2)	—(2)	—(2)	—(2)	—(2)	$1.00	0.03%	0.39%	0.48%	0.03%	(0.06)%	$2,215,051
2016	$1.00	—(2)	—(2)	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.13%	0.48%	0.01%	(0.34)%	$2,243,763
2015	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.04%	0.48%	0.01%	(0.43)%	$2,355,574
2014	$1.00	—(2)	—(2)	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.06%	0.48%	0.01%	(0.41)%	$2,536,874

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Government Income Trust and Shareholders of Capital Preservation Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Preservation Fund (one of the five funds constituting American Century Government Income Trust, referred to hereafter as the “Fund”) as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the five years in the period ended March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None

16

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

17

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

18

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

19

Notes

20

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92274 1805

Annual Report

March 31, 2018

Ginnie Mae Fund
Investor Class (BGNMX)
I Class (AGMHX)
A Class (BGNAX)
C Class (BGNCX)
R Class (AGMWX)
R5 Class (AGMNX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Rally Rolled On, Until Volatility Resurfaced

For most of the 12-month period, broad U.S. stock and bond indices generated positive returns. Stocks generally rallied against a backdrop of robust corporate earnings results, steady economic growth, relatively low interest rates, and U.S. tax reform. For bonds, modest economic gains, relatively muted inflation, and gradual—and well telegraphed—tightening from the Federal Reserve (the Fed) continued to support positive performance.

Then, in early February, a force that was largely dormant during 2017—volatility—re-emerged. Robust U.S. wage growth triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. Treasury yields climbed to their highest levels in several years, and stock prices plunged into correction territory. Economic data released in March helped calm the unrest, while the Fed's March rate hike, which investors had expected, had little impact. Markets recovered much of the previous weeks’ losses, until a fresh round of worries emerged. President Trump announced the U.S. would implement tariffs on certain imports from China, sparking fears of a global trade war and triggering a flight to quality in the financial markets.

Despite the resurgence of volatility late in the period, U.S. stocks (S&P 500 Index) delivered a total return of 13.99% for the 12 months. Continuing a long-standing trend, growth stocks significantly outperformed their value counterparts across the capitalization spectrum. Meanwhile, the March flight to quality helped bonds hang onto the modest gains generated ahead of the market turbulence, and investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned 1.20% for the 12-month period.

With inflationary pressures mounting, Treasury yields rising, volatility resurfacing, and the implications of tax reform still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BGNMX	-0.24%	0.82%	3.03%	—	9/23/85
Bloomberg Barclays U.S. GNMA Index	—	0.28%	1.48%	3.45%	—	—
I Class	AGMHX	—	—	—	-0.21%	4/10/17
A Class	BGNAX					10/9/97
No sales charge		-0.49%	0.57%	2.78%	—
With sales charge		-5.01%	-0.35%	2.30%	—
C Class	BGNCX	-1.24%	-0.18%	—	1.25%	3/1/10
R Class	AGMWX	-0.74%	0.34%	2.52%	—	9/28/07
R5 Class	AGMNX	-0.04%	1.02%	3.24%	—	9/28/07
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2018
Investor Class — $13,483

Bloomberg Barclays U.S. GNMA Index — $14,045

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.55%	0.45%	0.80%	1.55%	1.05%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Hando Aguilar, Dan Shiffman, Bob Gahagan, and Jesse Singh

Performance Summary

Ginnie Mae declined -0.24%* for the 12 months ended March 31, 2018. By comparison, the Bloomberg Barclays U.S. GNMA Index gained 0.28%. Fund returns reflect operating expenses, while index returns do not.

The absolute returns of the fund and the index reflect the increasingly challenging backdrop for U.S. government agency mortgage-backed securities (MBS) during the 12-month period. The broad agency MBS market generated positive performance for the first several months of the period, as longer-maturity U.S. Treasury yields generally declined amid a backdrop of muted inflation and modest economic growth. A “risk-on” sentiment prevailed, and higher-risk securities generally outperformed government agency securities. But broad performance results shifted dramatically in the second half of the reporting period. Expectations for stronger growth and higher inflation drove longer-maturity Treasury yields sharply higher and credit spreads (the difference in yield between Treasury and non-Treasury securities of similar maturity) wider, triggering higher volatility throughout global financial markets. Meanwhile, the Federal Reserve (the Fed) continued to normalize monetary policy by reducing its balance sheet (exiting its positions in U.S. Treasury and mortgage securities), hiking its target interest rate three times, and reiterating its commitment to raising rates.

Within the fund, security selection accounted for the underperformance relative to the index during the 12-month period.

Security Selection Delivered Mixed Results

Security selection within the GNMA sector generally delivered mixed results, modestly weighing on relative performance during the first several months of the reporting period before contributing to performance in the final few months. For example, we continued to favor higher-coupon securities over lower-coupon mortgages. This strategy detracted modestly during the first several months of the period, as yield-curve flattening (which occurs when yields on shorter-maturity Treasuries increase while yields on longer-maturity securities either increase at a slower pace or decline) pressured our higher-coupon securities. But the magnitude of yield-curve flattening subsided in the final few months of the period, and our higher-coupon mortgage-backed securities (MBS) rebounded.

We also continued to invest in out-of-index securities, including agency collateralized mortgage obligations (CMOs) and agency adjustable-rate mortgages (ARMs). These positions had a relatively neutral effect on performance until the final few months of the reporting period, when they contributed to relative returns. ARMs and CMOs typically perform better in more volatile rate environments, as was the case beginning in January 2018.

Portfolio Positioning

Amid an environment of consistently solid growth data and potential added stimulus from fiscal expansion, we expect U.S. economic growth to improve modestly. We believe gross domestic

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

product will move toward the higher end of our anticipated 2%-3% range. Following the March 2018 rate hike, we expect the Fed will continue to normalize monetary policy and stick to its stated goal of raising short-term rates two more times in 2018. We believe solid growth data and a gradual increase in inflation support the Fed’s rate-tightening strategy. We also expect this backdrop to push longer-maturity Treasury yields slightly higher. Our expected trading range for the 10-year Treasury is 2.75%-3.25%, but we believe rates will generally settle at or near the midpoint of that range in the near term.

The housing market appears relatively stable, with consistent price appreciation and an uptick in demand from younger buyers, while housing supply remains near 20-year lows. However, higher interest rates and property taxes are making home ownership relatively more expensive than in recent years. Meanwhile, investor demand for MBS is slowing, particularly from international buyers and banks. Softening demand combined with the Fed’s balance sheet cuts are creating some excess supply in the market, which we believe is reflected in the recent widening in MBS spreads.

Given this outlook, we plan to maintain a neutral duration while continuing to focus on higher-coupon securities and positions in out-of-index ARMs and CMOs. We will remain selective in our purchases, favoring mortgage securities we believe are undervalued and provide favorable prepayment terms.

6

Fund Characteristics

MARCH 31, 2018
Portfolio at a Glance
Average Duration (effective)	5.1 years
Weighted Average Life	8.7 years

Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities (all GNMAs)	101.3%
U.S. Government Agency Collateralized Mortgage Obligations (all GNMAs)	9.6%
Temporary Cash Investments	17.5%
Other Assets and Liabilities	(28.4)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$985.90	$2.72	0.55%
I Class	$1,000	$987.40	$2.23	0.45%
A Class	$1,000	$984.70	$3.96	0.80%
C Class	$1,000	$981.00	$7.66	1.55%
R Class	$1,000	$983.50	$5.19	1.05%
R5 Class	$1,000	$986.90	$1.73	0.35%
Hypothetical
Investor Class	$1,000	$1,022.19	$2.77	0.55%
I Class	$1,000	$1,022.69	$2.27	0.45%
A Class	$1,000	$1,020.94	$4.03	0.80%
C Class	$1,000	$1,017.20	$7.80	1.55%
R Class	$1,000	$1,019.70	$5.29	1.05%
R5 Class	$1,000	$1,023.19	$1.77	0.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2018

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(1) — 101.3%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(2) — 5.3%
GNMA, VRN, 2.00%, 4/20/18	$21,186,505	$20,951,646
GNMA, VRN, 2.375%, 4/20/18	5,544,802	5,772,033
GNMA, VRN, 2.50%, 4/20/18	7,987,765	7,977,566
GNMA, VRN, 2.625%, 4/20/18	7,071,501	7,365,509
GNMA, VRN, 2.75%, 4/20/18	3,319,727	3,448,498
GNMA, VRN, 3.125%, 4/20/18	4,466,094	4,641,576
		50,156,828
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 96.0%
GNMA, 2.50%, 6/20/46 to 7/20/46	39,627,299	37,746,114
GNMA, 3.00%, 4/19/18(3)	150,000,000	147,475,188
GNMA, 3.00%, 2/20/43 to 7/20/45	34,818,415	34,402,632
GNMA, 3.50%, 4/19/18(3)	52,500,000	52,984,204
GNMA, 3.50%, 12/20/41 to 4/20/46	275,035,705	278,894,517
GNMA, 4.00%, 4/19/18(3)	50,000,000	51,380,506
GNMA, 4.00%, 12/20/39 to 5/15/42	96,805,998	100,834,887
GNMA, 4.50%, 7/15/33 to 3/20/42	62,034,491	65,437,242
GNMA, 5.00%, 6/15/33 to 5/20/41	51,250,456	54,977,654
GNMA, 5.50%, 4/15/33 to 8/15/39	52,812,239	57,949,903
GNMA, 6.00%, 2/20/26 to 2/20/39	22,070,959	24,853,938
GNMA, 6.50%, 9/20/23 to 11/15/38	3,027,871	3,421,436
GNMA, 7.00%, 12/20/25 to 12/20/29	563,471	643,259
GNMA, 7.25%, 4/15/23 to 6/15/23	26,314	26,587
GNMA, 7.50%, 12/20/23 to 2/20/31	120,991	142,680
GNMA, 7.75%, 11/15/22	5,282	5,295
GNMA, 7.77%, 4/15/20 to 6/15/20	44,820	45,180
GNMA, 7.89%, 9/20/22	5,466	5,478
GNMA, 8.00%, 11/15/21 to 7/20/30	458,348	474,125
GNMA, 8.25%, 4/20/21 to 2/15/22	96,009	96,832
GNMA, 8.50%, 11/15/19 to 12/15/30	324,802	348,738
GNMA, 8.75%, 6/20/21 to 7/15/27	50,300	50,803
GNMA, 9.00%, 6/15/18 to 12/15/24	94,258	96,378
GNMA, 9.25%, 9/15/21 to 3/15/25	34,004	34,387
GNMA, 9.50%, 8/20/18 to 7/20/25	100,318	101,550
GNMA, 9.75%, 12/15/18 to 11/20/21	27,682	28,082
GNMA, 10.00%, 1/15/21 to 8/15/21	534	539
GNMA, 10.25%, 2/15/19	1,118	1,122
GNMA, 10.50%, 4/20/19	2	2
GNMA, 11.00%, 9/15/18 to 6/15/20	8,938	8,977
		912,468,235
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $970,031,073)		962,625,063

10

	Principal Amount	Value
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS(1) — 9.6%
GNMA, Series 2000-22, Class FG, VRN, 1.99%, 4/16/18, resets monthly off the 1-month LIBOR plus 0.20%	$2,047	$2,047
GNMA, Series 2001-59, Class FD, VRN, 2.29%, 4/16/18, resets monthly off the 1-month LIBOR plus 0.50%	365,851	368,686
GNMA, Series 2001-62, Class FB, VRN, 2.29%, 4/16/18, resets monthly off the 1-month LIBOR plus 0.50%	774,018	780,053
GNMA, Series 2002-13, Class FA, VRN, 2.29%, 4/16/18, resets monthly off the 1-month LIBOR plus 0.50%	505,194	505,256
GNMA, Series 2002-24, Class FA, VRN, 2.29%, 4/16/18, resets monthly off the 1-month LIBOR plus 0.50%	1,095,644	1,104,451
GNMA, Series 2002-29, Class FA SEQ, VRN, 2.17%, 4/20/18, resets monthly off the 1-month LIBOR plus 0.35%	416,131	417,570
GNMA, Series 2002-31, Class FW, VRN, 2.19%, 4/16/18, resets monthly off the 1-month LIBOR plus 0.40%	310,351	312,162
GNMA, Series 2003-110, Class F, VRN, 2.22%, 4/20/18, resets monthly off the 1-month LIBOR plus 0.40%	1,435,080	1,438,774
GNMA, Series 2003-42, Class FW, VRN, 2.17%, 4/20/18, resets monthly off the 1-month LIBOR plus 0.35%	577,896	578,165
GNMA, Series 2003-66, Class HF, VRN, 2.27%, 4/20/18, resets monthly off the 1-month LIBOR plus 0.45%	827,425	833,469
GNMA, Series 2004-39, Class XF SEQ, VRN, 2.04%, 4/16/18, resets monthly off the 1-month LIBOR plus 0.25%	464,835	465,189
GNMA, Series 2004-76, Class F, VRN, 2.22%, 4/20/18, resets monthly off the 1-month LIBOR plus 0.40%	1,262,858	1,266,076
GNMA, Series 2005-13, Class FA, VRN, 2.02%, 4/20/18, resets monthly off the 1-month LIBOR plus 0.20%	3,102,287	3,067,845
GNMA, Series 2007-5, Class FA, VRN, 1.96%, 4/20/18, resets monthly off the 1-month LIBOR plus 0.14%	2,942,445	2,937,966
GNMA, Series 2007-58, Class FC, VRN, 2.32%, 4/20/18, resets monthly off the 1-month LIBOR plus 0.50%	1,888,805	1,897,560
GNMA, Series 2007-74, Class FL, VRN, 2.25%, 4/16/18, resets monthly off the 1-month LIBOR plus 0.46%	4,418,703	4,437,157
GNMA, Series 2008-18, Class FH, VRN, 2.42%, 4/20/18, resets monthly off the 1-month LIBOR plus 0.60%	2,579,841	2,589,410
GNMA, Series 2008-2, Class LF, VRN, 2.28%, 4/20/18, resets monthly off the 1-month LIBOR plus 0.46%	2,010,857	2,018,548
GNMA, Series 2008-27, Class FB, VRN, 2.37%, 4/20/18, resets monthly off the 1-month LIBOR plus 0.55%	4,420,744	4,459,383
GNMA, Series 2008-61, Class KF, VRN, 2.49%, 4/20/18, resets monthly off the 1-month LIBOR plus 0.67%	2,204,018	2,229,022
GNMA, Series 2008-73, Class FK, VRN, 2.58%, 4/20/18, resets monthly off the 1-month LIBOR plus 0.76%	3,039,423	3,081,836
GNMA, Series 2008-75, Class F, VRN, 2.35%, 4/20/18, resets monthly off the 1-month LIBOR plus 0.53%	3,526,105	3,559,184
GNMA, Series 2008-88, Class UF, VRN, 2.82%, 4/20/18, resets monthly off the 1-month LIBOR plus 1.00%	1,988,814	2,034,534
GNMA, Series 2009-109, Class FA, VRN, 2.19%, 4/16/18, resets monthly off the 1-month LIBOR plus 0.40%	79,331	79,347
GNMA, Series 2009-127, Class FA, VRN, 2.37%, 4/20/18, resets monthly off the 1-month LIBOR plus 0.55%	2,844,943	2,858,480
GNMA, Series 2009-76, Class FB, VRN, 2.39%, 4/16/18, resets monthly off the 1-month LIBOR plus 0.60%	1,967,902	1,984,116
GNMA, Series 2009-92, Class FJ, VRN, 2.47%, 4/16/18, resets monthly off the 1-month LIBOR plus 0.68%	1,241,617	1,255,710
GNMA, Series 2010-14, Class QF, VRN, 2.24%, 4/16/18, resets monthly off the 1-month LIBOR plus 0.45%	9,227,400	9,261,901

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	Principal Amount/Shares	Value
GNMA, Series 2010-25, Class FB, VRN, 2.34%, 4/16/18, resets monthly off the 1-month LIBOR plus 0.55%	$7,116,675	$7,163,716
GNMA, Series 2012-105, Class FE, VRN, 2.12%, 4/20/18, resets monthly off the 1-month LIBOR plus 0.30%	6,069,203	6,078,833
GNMA, Series 2015-111, Class FK, VRN, 1.86%, 4/1/18, resets monthly off the 1-month LIBOR plus 0.20%	7,577,296	7,556,726
GNMA, Series 2015-80, Class YF, VRN, 2.22%, 4/16/18, resets monthly off the 1-month LIBOR plus 0.43%	10,698,749	10,732,995
GNMA, Series 2016-68, Class MF, VRN, 1.96%, 4/1/18, resets monthly off the 1-month LIBOR plus 0.30%	3,790,171	3,792,375
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $91,129,205)		91,148,542
TEMPORARY CASH INVESTMENTS(4) — 17.5%
Federal Home Loan Bank Discount Notes, 1.43%, 4/2/18(5)	50,000,000	50,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.625%, 2/15/23 - 5/15/47, valued at $64,690,990), in a joint trading account at 1.45%, dated 3/29/18, due 4/2/18 (Delivery value $63,289,020)		63,278,825
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%- 2.250%, 11/15/24 -5/15/26, valued at $53,814,844), at 0.74%, dated 3/29/18, due 4/2/18 (Delivery value $52,758,338)		52,754,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	477,121	477,121
TOTAL TEMPORARY CASH INVESTMENTS (Cost $166,508,002)		166,509,946
TOTAL INVESTMENT SECURITIES — 128.4% (Cost $1,227,668,280)		1,220,283,551
OTHER ASSETS AND LIABILITIES(6) — (28.4)%		(269,944,525)
TOTAL NET ASSETS — 100.0%		$950,339,026

NOTES TO SCHEDULE OF INVESTMENTS
GNMA	-	Government National Mortgage Association
LIBOR	-	London Interbank Offered Rate
resets	-	The frequency with which a security’s coupon changes, based on current market conditions or an underlying index.
SEQ	-	Sequential Payer
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Final maturity date indicated, unless otherwise noted.

(2)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(3)	Forward commitment. Settlement date is indicated.

(4)	Category includes collateral received at the custodian bank for collateral requirements on forward commitments. At the period end, the aggregate value of cash deposits received was $490,000.

(5)	The rate indicated is the yield to maturity at purchase.

(6)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

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Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities, at value (cost of $1,227,668,280)	$1,220,283,551
Receivable for capital shares sold	1,650,891
Interest receivable	2,726,482
1,224,660,924

Liabilities
Payable for collateral received for forward commitments	490,000
Payable for investments purchased	271,901,933
Payable for capital shares redeemed	1,395,233
Accrued management fees	418,579
Distribution and service fees payable	16,557
Dividends payable	99,596
274,321,898

Net Assets	$950,339,026

Net Assets Consist of:
Capital paid in	$1,015,813,478
Undistributed net investment income	1,037
Accumulated net realized loss	(58,090,760)
Net unrealized depreciation	(7,384,729)
$950,339,026

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$782,697,655	76,423,535	$10.24
I Class	$25,599,039	2,498,399	$10.25
A Class	$30,653,825	2,992,963	$10.24*
C Class	$7,438,903	726,237	$10.24
R Class	$8,618,882	841,941	$10.24
R5 Class	$95,330,722	9,308,999	$10.24
*Maximum offering price $10.72 (net asset value divided by 0.955).

See Notes to Financial Statements.

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Statement of Operations

YEAR ENDED MARCH 31, 2018
Investment Income (Loss)
Income:
Interest	$22,513,016

Expenses:
Management fees	5,374,193
Distribution and service fees:
A Class	92,127
C Class	76,061
R Class	42,102
Trustees' fees and expenses	61,857
Other expenses	11,793
5,658,133

Net investment income (loss)	16,854,883

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(110,970)
Change in net unrealized appreciation (depreciation) on investments	(18,498,193)

Net realized and unrealized gain (loss)	(18,609,163)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,754,280)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2018 AND MARCH 31, 2017
Increase (Decrease) in Net Assets	March 31, 2018	March 31, 2017
Operations
Net investment income (loss)	$16,854,883	$16,031,150
Net realized gain (loss)	(110,970)	(1,935,938)
Change in net unrealized appreciation (depreciation)	(18,498,193)	(17,876,459)
Net increase (decrease) in net assets resulting from operations	(1,754,280)	(3,781,247)

Distributions to Shareholders
From net investment income:
Investor Class	(20,696,587)	(23,684,712)
I Class	(144,546)	—
A Class	(776,295)	(1,518,449)
C Class	(103,261)	(148,678)
R Class	(156,326)	(145,550)
R5 Class	(2,327,376)	(1,886,335)
Decrease in net assets from distributions	(24,204,391)	(27,383,724)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(104,314,980)	(88,851,037)

Net increase (decrease) in net assets	(130,273,651)	(120,016,008)

Net Assets
Beginning of period	1,080,612,677	1,200,628,685
End of period	$950,339,026	$1,080,612,677

Undistributed net investment income	$1,037	$2,319

See Notes to Financial Statements.

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Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Ginnie Mae Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income while maintaining liquidity and safety of principal by investing primarily in Government National Mortgage Association certificates.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class (formerly Institutional Class). The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

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Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2018 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2425% to 0.3600%	0.2500% to 0.3100%	0.54%
I Class		0.1500% to 0.2100%	0.44%
A Class		0.2500% to 0.3100%	0.54%
C Class		0.2500% to 0.3100%	0.54%
R Class		0.2500% to 0.3100%	0.54%
R5 Class		0.0500% to 0.1100%	0.34%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2018 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2018 were $3,333,752,328 and $3,454,594,775, respectively, all of which are U.S. Treasury and Government Agency obligations.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2018(1)		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
Investor Class
Sold	8,883,867	$93,059,308	10,981,033	$117,486,918
Issued in reinvestment of distributions	1,804,766	18,839,935	2,023,938	21,646,319
Redeemed	(22,463,163)	(234,155,597)	(20,615,138)	(219,893,414)
	(11,774,530)	(122,256,354)	(7,610,167)	(80,760,177)
I Class			N/A
Sold	2,708,023	27,861,476
Issued in reinvestment of distributions	12,920	133,282
Redeemed	(222,544)	(2,323,655)
	2,498,399	25,671,103
A Class
Sold	760,822	7,942,264	1,949,527	20,860,685
Issued in reinvestment of distributions	51,037	533,147	114,085	1,221,218
Redeemed	(2,638,603)	(27,627,283)	(4,288,505)	(45,492,104)
	(1,826,744)	(19,151,872)	(2,224,893)	(23,410,201)
C Class
Sold	168,883	1,770,333	161,497	1,735,229
Issued in reinvestment of distributions	8,726	90,999	11,822	126,651
Redeemed	(159,521)	(1,666,389)	(553,206)	(5,883,514)
	18,088	194,943	(379,887)	(4,021,634)
R Class
Sold	397,416	4,155,242	532,628	5,697,354
Issued in reinvestment of distributions	13,553	141,322	12,228	130,739
Redeemed	(276,509)	(2,882,313)	(473,788)	(5,059,074)
	134,460	1,414,251	71,068	769,019
R5 Class
Sold	2,657,779	27,719,103	3,503,749	36,959,706
Issued in reinvestment of distributions	218,174	2,275,700	171,790	1,835,564
Redeemed	(1,930,880)	(20,181,854)	(1,903,638)	(20,223,314)
	945,073	9,812,949	1,771,901	18,571,956
Net increase (decrease)	(10,005,254)	$(104,314,980)	(8,371,978)	$(88,851,037)

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the I Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

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The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$962,625,063	—
U.S. Government Agency Collateralized Mortgage Obligations	—	91,148,542	—
Temporary Cash Investments	$477,121	166,032,825	—
	$477,121	$1,219,806,430	—

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$24,204,391	$27,383,724
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,227,678,424
Gross tax appreciation of investments	$11,158,386
Gross tax depreciation of investments	(18,553,259)
Net tax appreciation (depreciation) of investments	$(7,394,873)
Undistributed ordinary income	$1,037
Accumulated short-term capital losses	$(10,869,897)
Accumulated long-term capital losses	$(47,210,719)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

20

9. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$10.51	0.17	(0.19)	(0.02)	(0.25)	$10.24	(0.24)%	0.55%	1.64%	300%	$782,698
2017	$10.80	0.15	(0.19)	(0.04)	(0.25)	$10.51	(0.35)%	0.55%	1.40%	257%	$927,150
2016	$10.89	0.15	0.01	0.16	(0.25)	$10.80	1.53%	0.55%	1.42%	308%	$1,034,732
2015	$10.70	0.17	0.28	0.45	(0.26)	$10.89	4.28%	0.55%	1.59%	306%	$1,089,566
2014	$11.10	0.17	(0.29)	(0.12)	(0.28)	$10.70	(1.02)%	0.55%	1.62%	264%	$1,143,697
I Class
2018(3)	$10.52	0.19	(0.21)	(0.02)	(0.25)	$10.25	(0.21)%	0.45%(4)	1.88%(4)	300%(5)	$25,599
A Class
2018	$10.51	0.14	(0.19)	(0.05)	(0.22)	$10.24	(0.49)%	0.80%	1.39%	300%	$30,654
2017	$10.80	0.12	(0.18)	(0.06)	(0.23)	$10.51	(0.60)%	0.80%	1.15%	257%	$50,667
2016	$10.89	0.12	0.02	0.14	(0.23)	$10.80	1.28%	0.80%	1.17%	308%	$76,083
2015	$10.70	0.14	0.29	0.43	(0.24)	$10.89	4.02%	0.80%	1.34%	306%	$248,705
2014	$11.10	0.15	(0.29)	(0.14)	(0.26)	$10.70	(1.27)%	0.80%	1.37%	264%	$249,327

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018	$10.51	0.07	(0.20)	(0.13)	(0.14)	$10.24	(1.24)%	1.55%	0.64%	300%	$7,439
2017	$10.80	0.04	(0.18)	(0.14)	(0.15)	$10.51	(1.34)%	1.55%	0.40%	257%	$7,445
2016	$10.89	0.04	0.02	0.06	(0.15)	$10.80	0.52%	1.55%	0.42%	308%	$11,753
2015	$10.71	0.06	0.28	0.34	(0.16)	$10.89	3.15%	1.55%	0.59%	306%	$12,560
2014	$11.10	0.07	(0.28)	(0.21)	(0.18)	$10.71	(1.91)%	1.55%	0.62%	264%	$16,706
R Class
2018	$10.51	0.12	(0.20)	(0.08)	(0.19)	$10.24	(0.74)%	1.05%	1.14%	300%	$8,619
2017	$10.80	0.10	(0.19)	(0.09)	(0.20)	$10.51	(0.84)%	1.05%	0.90%	257%	$7,434
2016	$10.89	0.10	0.01	0.11	(0.20)	$10.80	1.03%	1.05%	0.92%	308%	$6,870
2015	$10.70	0.12	0.28	0.40	(0.21)	$10.89	3.76%	1.05%	1.09%	306%	$5,059
2014	$11.09	0.12	(0.28)	(0.16)	(0.23)	$10.70	(1.43)%	1.05%	1.12%	264%	$4,425
R5 Class(6)
2018	$10.51	0.19	(0.19)	—	(0.27)	$10.24	(0.04)%	0.35%	1.84%	300%	$95,331
2017	$10.80	0.17	(0.18)	(0.01)	(0.28)	$10.51	(0.15)%	0.35%	1.60%	257%	$87,916
2016	$10.89	0.17	0.01	0.18	(0.27)	$10.80	1.73%	0.35%	1.62%	308%	$71,190
2015	$10.70	0.19	0.28	0.47	(0.28)	$10.89	4.49%	0.35%	1.79%	306%	$57,037
2014	$11.10	0.20	(0.29)	(0.09)	(0.31)	$10.70	(0.83)%	0.35%	1.82%	264%	$45,757

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(6)	Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Government Income Trust and Shareholders of Ginnie Mae Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ginnie Mae Fund (one of the five funds constituting American Century Government Income Trust, referred to hereafter as the “Fund”) as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

25

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92275 1805

Annual Report

March 31, 2018

Government Bond Fund
Investor Class (CPTNX)
I Class (ABHTX)
A Class (ABTAX)
C Class (ABTCX)
R Class (ABTRX)
R5 Class (ABTIX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Rally Rolled On, Until Volatility Resurfaced

For most of the 12-month period, broad U.S. stock and bond indices generated positive returns. Stocks generally rallied against a backdrop of robust corporate earnings results, steady economic growth, relatively low interest rates, and U.S. tax reform. For bonds, modest economic gains, relatively muted inflation, and gradual—and well telegraphed—tightening from the Federal Reserve (the Fed) continued to support positive performance.

Then, in early February, a force that was largely dormant during 2017—volatility—re-emerged. Robust U.S. wage growth triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. Treasury yields climbed to their highest levels in several years, and stock prices plunged into correction territory. Economic data released in March helped calm the unrest, while the Fed's March rate hike, which investors had expected, had little impact. Markets recovered much of the previous weeks’ losses, until a fresh round of worries emerged. President Trump announced the U.S. would implement tariffs on certain imports from China, sparking fears of a global trade war and triggering a flight to quality in the financial markets.

Despite the resurgence of volatility late in the period, U.S. stocks (S&P 500 Index) delivered a total return of 13.99% for the 12 months. Continuing a long-standing trend, growth stocks significantly outperformed their value counterparts across the capitalization spectrum. Meanwhile, the March flight to quality helped bonds hang onto the modest gains generated ahead of the market turbulence, and investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned 1.20% for the 12-month period.

With inflationary pressures mounting, Treasury yields rising, volatility resurfacing, and the implications of tax reform still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	CPTNX	0.34%	0.79%	2.70%	—	5/16/80
Bloomberg Barclays U.S. Government/MBS Index	—	0.58%	1.38%	3.07%	—	—
I Class	ABHTX	—	—	—	0.20%	4/10/17
A Class	ABTAX					10/9/97
No sales charge		0.09%	0.54%	2.44%	—
With sales charge		-4.44%	-0.38%	1.97%	—
C Class	ABTCX	-0.75%	-0.21%	—	1.10%	3/1/10
R Class	ABTRX	-0.25%	0.29%	—	1.61%	3/1/10
R5 Class	ABTIX	0.54%	1.01%	—	2.33%	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2018
Investor Class — $13,049

Bloomberg Barclays U.S. Government/MBS Index — $13,528

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.47%	0.37%	0.72%	1.47%	0.97%	0.27%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Brian Howell, Dan Shiffman, and Jim Platz

Performance Summary

Government Bond returned 0.34%* for the 12 months ended March 31, 2018. The Bloomberg Barclays Government/MBS Index returned 0.58%. Fund returns reflect operating expenses, while index returns do not.

Performance reflects the increasingly challenging environment for U.S. Treasuries and other government securities as the 12-month period unfolded. The broad U.S. bond market generated solid performance for the first several months of the period, as longer-maturity U.S. Treasury yields declined amid a backdrop of muted inflation and modest economic growth. A "risk-on" sentiment prevailed, and higher-risk securities generally outperformed. But broad performance results shifted dramatically in the final months of the reporting period. Expectations for stronger growth and higher inflation drove Treasury yields sharply higher, credit spreads (the difference in yield between Treasury and non-Treasury securities of similar maturity) wider, triggering sharp volatility throughout global financial markets. Meanwhile, the Federal Reserve (the Fed) continued to normalize monetary policy by reducing its balance sheet, hiking its target interest rate three times, and reiterating its commitment to raising rates. The Fed’s actions and mounting Treasury supply pushed short-maturity Treasury yields higher. Over the 12-month period, short-maturity yields rose more than longer-maturity yields, and the yield curve flattened. Accordingly, shorter-duration securities (those with less price sensitivity to interest rate changes) underperformed longer-duration securities.

Yield Curve Strategy Detracted Slightly

We maintained an out-of-index position in inflation swaps, reflecting our outlook for inflation to edge higher on improving economic growth, firming commodity prices, and the effects of extended Fed easing in the wake of the financial crisis. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (based on the Consumer Price Index). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. This position detracted from portfolio performance early in the period, as current inflation and longer-term inflation expectations (as measured by the 10-year breakeven rate, or the yield difference between 10-year Treasuries and 10-year Treasury inflation-protected securities) declined, weighing on the performance of inflation-indexed securities. Beginning in the third quarter of 2017, headline and core inflation and inflation expectations began trending higher, and inflation-linked securities generally rebounded and delivered positive performance during the remainder of the reporting period.

Securitized Overweight, Security Selection Aided Results

We maintained an overweight position compared with the index in the securitized sector, which aided relative performance, as securitized securities generally outperformed U.S. Treasuries and agencies. Within the securitized sector, we favored structured mortgage products, with their higher yields and more-predictable cash flows, over traditional government agency pass-through mortgage-backed securities (MBS). In particular, our selections among agency adjustable-rate mortgages (ARMs) contributed to portfolio performance, as their floating rates proved beneficial in the rising-rate environment. Additionally, our selections among agency commercial MBS and agency collateralized mortgage obligations also aided performance.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Portfolio Positioning

Given an environment of consistently solid growth data and potential added stimulus from fiscal expansion, we expect U.S. economic growth to improve modestly. We believe gross domestic product will move toward the higher end of our anticipated 2%-3% range. We believe core inflation will continue to trend higher, eventually reaching the Fed’s 2% target. Stabilization in commodity prices coupled with solid global growth and modest wage growth remain supportive of higher inflation. Meanwhile, market-based inflation expectations, including breakeven rates, remain below historic averages, suggesting inflation-indexed securities still offer value.

Following the March 2018 rate hike, we expect the Fed will continue to normalize rates and stick to its stated goal of raising short-term rates two more times in 2018. We believe solid growth data and a gradual uptick in inflation support the Fed’s rate-tightening strategy. We also expect this backdrop to push longer-maturity Treasury yields slightly higher. Our expected trading range for the 10-year Treasury is 2.75%-3.25%, but we believe rates will generally settle at or near the midpoint of that range in the near term.

We plan to continue overweighting the securitized sector and focusing on structured MBS over traditional pass-through securities. We also favor ARMs and other floating-rate securities in anticipation of future rate hikes. Additionally, we believe inflation-linked securities still offer value.

6

Fund Characteristics

MARCH 31, 2018
Portfolio at a Glance
Average Duration (effective)	5.4 years
Weighted Average Life	7.7 years

Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities	47.0%
U.S. Treasury Securities and Equivalents	26.5%
Collateralized Mortgage Obligations	25.6%
U.S. Government Agency Securities	3.2%
Temporary Cash Investments	6.6%
Other Assets and Liabilities	(8.9)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$989.30	$2.33	0.47%
I Class	$1,000	$989.80	$1.84	0.37%
A Class	$1,000	$988.10	$3.57	0.72%
C Class	$1,000	$983.50	$7.27	1.47%
R Class	$1,000	$985.90	$4.80	0.97%
R5 Class	$1,000	$990.30	$1.34	0.27%
Hypothetical
Investor Class	$1,000	$1,022.59	$2.37	0.47%
I Class	$1,000	$1,023.09	$1.87	0.37%
A Class	$1,000	$1,021.34	$3.63	0.72%
C Class	$1,000	$1,017.60	$7.39	1.47%
R Class	$1,000	$1,020.10	$4.89	0.97%
R5 Class	$1,000	$1,023.59	$1.36	0.27%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2018

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(1) — 47.0%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(2) — 12.2%
FHLMC, VRN, 2.07%, 5/15/18	$1,941,339	$1,932,339
FHLMC, VRN, 2.31%, 5/15/18	2,089,823	2,069,456
FHLMC, VRN, 2.38%, 5/15/18	1,771,182	1,766,532
FHLMC, VRN, 2.47%, 5/15/18	1,919,131	1,939,419
FHLMC, VRN, 2.49%, 5/15/18	9,043,053	9,237,006
FHLMC, VRN, 2.59%, 5/15/18	1,737,473	1,735,527
FHLMC, VRN, 2.62%, 5/15/18	1,871,354	1,954,240
FHLMC, VRN, 2.69%, 5/15/18	14,368,841	14,675,880
FHLMC, VRN, 2.85%, 5/15/18	2,267,847	2,268,650
FHLMC, VRN, 3.08%, 5/15/18	2,334,168	2,354,270
FHLMC, VRN, 3.19%, 5/15/18	1,374,097	1,389,554
FHLMC, VRN, 3.32%, 5/15/18	1,265,850	1,328,733
FHLMC, VRN, 3.45%, 5/15/18	756,474	796,480
FHLMC, VRN, 3.45%, 5/15/18	502,927	529,418
FHLMC, VRN, 3.50%, 5/15/18	648,814	670,199
FHLMC, VRN, 3.58%, 5/15/18	236,998	249,793
FHLMC, VRN, 3.63%, 5/15/18	819,165	859,097
FHLMC, VRN, 3.63%, 5/15/18	219,656	228,958
FHLMC, VRN, 3.66%, 5/15/18	549,214	580,264
FHLMC, VRN, 3.79%, 5/15/18	1,269,497	1,305,819
FHLMC, VRN, 4.06%, 5/15/18	268,748	277,953
FNMA, VRN, 2.36%, 4/25/18	1,185,075	1,189,459
FNMA, VRN, 2.63%, 4/25/18	2,357,403	2,358,089
FNMA, VRN, 2.64%, 4/25/18	2,896,190	2,934,801
FNMA, VRN, 2.71%, 4/25/18	4,650,005	4,645,612
FNMA, VRN, 2.73%, 4/25/18	2,693,148	2,711,630
FNMA, VRN, 2.79%, 4/25/18	1,713,966	1,719,688
FNMA, VRN, 2.79%, 4/25/18	3,792,978	3,795,625
FNMA, VRN, 2.81%, 4/25/18	1,000,745	1,042,962
FNMA, VRN, 3.00%, 4/25/18	1,253,247	1,267,069
FNMA, VRN, 3.11%, 4/25/18	990,667	1,027,733
FNMA, VRN, 3.12%, 4/25/18	830,310	861,921
FNMA, VRN, 3.14%, 4/25/18	739,735	766,567
FNMA, VRN, 3.14%, 4/25/18	827,142	858,080
FNMA, VRN, 3.18%, 4/25/18	2,829,428	2,841,723
FNMA, VRN, 3.19%, 4/25/18	1,726,825	1,731,325
FNMA, VRN, 3.20%, 4/25/18	1,146,185	1,186,374
FNMA, VRN, 3.25%, 4/25/18	1,795,292	1,822,466
FNMA, VRN, 3.32%, 4/25/18	1,748,256	1,781,120
FNMA, VRN, 3.39%, 4/25/18	1,579,757	1,625,425
FNMA, VRN, 3.50%, 4/25/18	939,278	980,447

10

	Principal Amount	Value
FNMA, VRN, 3.56%, 4/25/18	$284,669	$295,277
FNMA, VRN, 3.65%, 4/25/18	970,314	1,017,626
FNMA, VRN, 3.68%, 4/25/18	172,392	180,765
GNMA, VRN, 2.375%, 4/20/18	515,091	536,050
GNMA, VRN, 2.375%, 4/20/18	1,004,903	1,045,287
GNMA, VRN, 2.75%, 4/20/18	753,617	783,068
GNMA, VRN, 3.125%, 4/20/18	174,501	178,072
GNMA, VRN, 3.125%, 4/20/18	465,466	477,045
GNMA, VRN, 3.125%, 4/20/18	899,406	928,936
GNMA, VRN, 3.125%, 4/20/18	231,241	237,259
GNMA, VRN, 3.625%, 4/20/18	557,512	573,295
		91,550,383
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 34.8%
FHLMC, 4.50%, 1/1/19	27,162	27,331
FHLMC, 5.00%, 5/1/23	1,232,374	1,290,473
FHLMC, 5.50%, 10/1/34	278,618	307,130
FHLMC, 5.50%, 4/1/38	2,226,242	2,442,341
FHLMC, 4.00%, 12/1/40	1,501,100	1,554,057
FHLMC, 3.00%, 2/1/43	8,863,109	8,708,015
FNMA, 3.00%, 4/12/18(3)	42,500,000	41,418,121
FNMA, 3.50%, 4/12/18(3)	24,160,000	24,196,163
FNMA, 4.50%, 6/1/18	3,986	4,018
FNMA, 4.50%, 5/1/19	154,223	155,445
FNMA, 5.00%, 9/1/20	38,789	39,532
FNMA, 4.50%, 11/1/20	23,664	23,866
FNMA, 6.50%, 3/1/32	73,384	81,960
FNMA, 7.00%, 6/1/32	87,511	99,783
FNMA, 6.50%, 8/1/32	80,689	90,183
FNMA, 5.50%, 7/1/33	563,615	618,911
FNMA, 5.00%, 11/1/33	3,276,010	3,548,727
FNMA, 6.00%, 12/1/33	2,140,072	2,399,588
FNMA, 5.50%, 8/1/34	2,282,276	2,507,823
FNMA, 5.50%, 9/1/34	156,424	169,882
FNMA, 5.50%, 10/1/34	1,243,866	1,366,051
FNMA, 5.00%, 8/1/35	389,326	418,895
FNMA, 5.50%, 1/1/36	2,504,733	2,752,381
FNMA, 5.00%, 2/1/36	236,457	255,352
FNMA, 5.50%, 4/1/36	601,440	661,189
FNMA, 5.00%, 5/1/36	1,044,507	1,128,084
FNMA, 5.50%, 12/1/36	346,729	380,678
FNMA, 5.50%, 2/1/37	1,309,379	1,437,235
FNMA, 6.50%, 8/1/37	161,067	174,231
FNMA, 6.00%, 9/1/37	488,555	548,971
FNMA, 6.00%, 11/1/37	2,345,778	2,626,157
FNMA, 6.00%, 9/1/38	130,581	135,388
FNMA, 4.50%, 2/1/39	1,085,067	1,147,173
FNMA, 4.50%, 4/1/39	730,073	775,188

11

	Principal Amount	Value
FNMA, 4.50%, 5/1/39	$1,858,530	$1,973,287
FNMA, 6.50%, 5/1/39	1,569,794	1,797,387
FNMA, 4.50%, 10/1/39	3,203,395	3,401,529
FNMA, 4.50%, 3/1/40	4,725,873	5,004,310
FNMA, 4.00%, 10/1/40	3,286,204	3,402,948
FNMA, 4.50%, 11/1/40	2,723,510	2,884,647
FNMA, 4.50%, 6/1/41	3,265,087	3,458,082
FNMA, 4.00%, 8/1/41	3,131,681	3,241,161
FNMA, 4.50%, 9/1/41	1,569,869	1,658,258
FNMA, 3.50%, 10/1/41	3,655,137	3,688,304
FNMA, 4.00%, 12/1/41	7,085,793	7,324,882
FNMA, 3.50%, 5/1/42	2,337,538	2,358,751
FNMA, 3.50%, 6/1/42	2,248,908	2,269,311
FNMA, 3.50%, 9/1/42	2,101,653	2,120,076
FNMA, 3.50%, 12/1/42	3,860,604	3,892,599
FNMA, 3.50%, 11/1/45	3,638,546	3,649,575
FNMA, 3.50%, 11/1/45	3,494,797	3,505,391
FNMA, 4.00%, 11/1/45	5,086,882	5,226,768
FNMA, 4.00%, 2/1/46	6,611,373	6,789,376
FNMA, 3.50%, 3/1/46	4,206,756	4,218,778
FNMA, 4.00%, 4/1/46	15,136,691	15,553,594
FNMA, 3.50%, 5/1/46	4,294,704	4,306,993
FNMA, 6.50%, 8/1/47	31,814	34,528
FNMA, 6.50%, 9/1/47	37,393	40,443
FNMA, 6.50%, 9/1/47	2,241	2,428
FNMA, 6.50%, 9/1/47	19,662	21,247
FNMA, 6.00%, 4/1/48	318,149	342,718
GNMA, 5.50%, 12/20/38	1,360,444	1,471,268
GNMA, 6.00%, 1/20/39	382,132	430,376
GNMA, 5.00%, 3/20/39	1,957,181	2,102,260
GNMA, 5.50%, 3/20/39	757,294	821,769
GNMA, 5.50%, 4/20/39	1,347,749	1,460,785
GNMA, 4.50%, 1/15/40	1,220,349	1,290,387
GNMA, 4.00%, 11/20/40	5,451,298	5,699,811
GNMA, 4.00%, 12/15/40	1,139,903	1,178,914
GNMA, 4.50%, 7/20/41	4,830,650	5,083,543
GNMA, 3.50%, 6/20/42	7,129,199	7,243,305
GNMA, 3.50%, 7/20/42	5,436,780	5,518,812
GNMA, 4.50%, 8/20/42	4,112,796	4,324,954
GNMA, 4.00%, 9/20/45	7,083,368	7,333,345
GNMA, 3.50%, 4/20/46	3,560,272	3,598,650
GNMA, 2.50%, 6/20/46	8,761,670	8,345,903
GNMA, 2.50%, 7/20/46	11,340,945	10,802,144
		262,363,919
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $357,449,480)		353,914,302
U.S. TREASURY SECURITIES AND EQUIVALENTS — 26.5%
Iraq Government AID Bond, 2.15%, 1/18/22	2,600,000	2,560,899

12

	Principal Amount	Value
U.S. Treasury Bonds, 8.125%, 8/15/21	$10,747,000	$12,721,877
U.S. Treasury Bonds, 7.125%, 2/15/23	7,000,000	8,462,077
U.S. Treasury Bonds, 3.50%, 2/15/39	3,000,000	3,291,581
U.S. Treasury Bonds, 4.375%, 11/15/39	2,200,000	2,720,270
U.S. Treasury Bonds, 4.375%, 5/15/41	1,500,000	1,864,026
U.S. Treasury Bonds, 3.125%, 11/15/41	2,300,000	2,372,274
U.S. Treasury Bonds, 3.125%, 2/15/42	3,000,000	3,094,457
U.S. Treasury Bonds, 3.00%, 5/15/42	4,000,000	4,037,250
U.S. Treasury Bonds, 2.75%, 11/15/42	2,840,000	2,736,414
U.S. Treasury Bonds, 2.875%, 5/15/43	5,140,000	5,057,481
U.S. Treasury Bonds, 3.125%, 8/15/44	14,300,000	14,698,675
U.S. Treasury Bonds, 3.00%, 11/15/44	8,500,000	8,540,600
U.S. Treasury Bonds, 2.50%, 2/15/45	7,600,000	6,926,181
U.S. Treasury Bonds, 3.00%, 5/15/45	7,300,000	7,332,180
U.S. Treasury Bonds, 3.00%, 11/15/45	1,400,000	1,405,223
U.S. Treasury Notes, 2.625%, 4/30/18	6,500,000	6,505,159
U.S. Treasury Notes, 1.625%, 7/31/19	21,000,000	20,844,621
U.S. Treasury Notes, 1.75%, 9/30/19(4)	11,000,000	10,922,556
U.S. Treasury Notes, 1.375%, 2/29/20(4)	1,000,000	983,073
U.S. Treasury Notes, 2.25%, 2/15/21	5,000,000	4,980,580
U.S. Treasury Notes, 3.625%, 2/15/21	2,500,000	2,585,593
U.S. Treasury Notes, 2.25%, 4/30/21	8,000,000	7,962,278
U.S. Treasury Notes, 1.875%, 1/31/22	14,000,000	13,681,575
U.S. Treasury Notes, 1.875%, 4/30/22	3,700,000	3,608,043
U.S. Treasury Notes, 1.75%, 5/15/22	14,000,000	13,585,825
U.S. Treasury Notes, 2.00%, 2/15/23	15,000,000	14,613,707
U.S. Treasury Notes, 2.625%, 2/28/23	1,500,000	1,504,216
U.S. Treasury Notes, 2.75%, 11/15/23	3,700,000	3,725,476
U.S. Treasury Notes, 2.125%, 5/15/25	3,000,000	2,887,899
U.S. Treasury Notes, 2.25%, 11/15/25	1,200,000	1,160,998
U.S. Treasury Notes, 2.75%, 2/15/28	2,500,000	2,499,730
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $198,557,019)		199,872,794
COLLATERALIZED MORTGAGE OBLIGATIONS(1) — 25.6%
FHLMC, Series 2685, Class ND SEQ, 4.00%, 10/15/18	78,209	78,336
FHLMC, Series 2706, Class BL SEQ, 3.50%, 11/15/18	106,858	107,092
FHLMC, Series 2784, Class HJ SEQ, 4.00%, 4/15/19	361,869	362,737
FHLMC, Series 2812, Class MF, VRN, 2.23%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.45%	2,544,425	2,551,708
FHLMC, Series 2824, Class LB SEQ, 4.50%, 7/15/24	748,060	775,467
FHLMC, Series 3076, Class BM SEQ, 4.50%, 11/15/25	1,740,721	1,813,285
FHLMC, Series 3149, Class LF, VRN, 2.08%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.30%	7,255,503	7,246,650
FHLMC, Series 3153, Class FJ, VRN, 2.16%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.38%	2,324,276	2,329,807
FHLMC, Series 3397, Class GF, VRN, 2.28%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.50%	1,099,644	1,105,394
FHLMC, Series 3417, Class FA, VRN, 2.28%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.50%	1,691,588	1,702,320

13

	Principal Amount	Value
FHLMC, Series 3778, Class L SEQ, 3.50%, 12/15/25	$11,104,439	$11,426,261
FHLMC, Series 3810, Class QB SEQ, 3.50%, 2/15/26	4,786,441	4,898,304
FHLMC, Series K037, Class A1 SEQ, 2.59%, 4/25/23	4,554,669	4,531,123
FHLMC, Series K039, Class A2, SEQ, 3.30%, 7/25/24	12,510,000	12,733,158
FHLMC, Series K041, Class A2, SEQ, 3.17%, 10/25/24	15,000,000	15,136,575
FHLMC, Series K716, Class A2, SEQ, 3.13%, 6/25/21	7,000,000	7,061,783
FHLMC, Series K722, Class A1, SEQ, 2.18%, 5/25/22	4,910,766	4,799,895
FHLMC, Series K725, Class A2 SEQ, 3.00%, 1/25/24	7,900,000	7,909,151
FHLMC, Series K726, Class A2, SEQ, 2.91%, 4/25/24	6,900,000	6,864,871
FHLMC, Series K728, Class A2 SEQ, VRN, 3.06%, 4/1/18(2)	1,775,000	1,779,098
FHLMC, Series KF29, Class A, VRN, 2.03%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.36%	4,628,485	4,638,890
FHLMC, Series KF31, Class A, VRN, 2.04%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.37%	4,926,298	4,939,857
FHLMC, Series KF32, Class A, VRN, 2.04%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.37%	4,218,716	4,232,339
FHLMC, Series KIR1, Class A2, SEQ, 2.85%, 3/25/26	9,600,000	9,371,797
FHLMC, Series KIR3, Class A2 SEQ, 3.28%, 8/25/27	5,000,000	5,029,661
FHLMC, Series KP03, Class A2 SEQ, 1.78%, 7/25/19	1,989,440	1,972,747
FNMA, Series 2003-123, Class AY SEQ, 4.00%, 12/25/18	92,187	92,373
FNMA, Series 2003-125, Class AY SEQ, 4.00%, 12/25/18	147,477	147,655
FNMA, Series 2004-17, Class CJ SEQ, 4.00%, 4/25/19	133,996	133,971
FNMA, Series 2005-103, Class FP, VRN, 2.17%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.30%	2,546,729	2,536,415
FNMA, Series 2007-36, Class FB, VRN, 2.27%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.40%	269,602	270,476
FNMA, Series 2008-9, Class FA, VRN, 2.37%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.50%	7,599,583	7,631,918
FNMA, Series 2009-89, Class FD, VRN, 2.47%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.60%	1,381,830	1,394,646
FNMA, Series 2014-M12, Class ASV2, SEQ, VRN, 2.61%, 4/1/18(2)	12,033,551	11,982,920
FNMA, Series 2015-M12, Class FA, VRN, 1.93%, 4/1/18, resets monthly off the 1-month LIBOR plus 0.34%	7,152,842	7,144,600
FNMA, Series 2015-M8, Class FA, VRN, 1.76%, 4/1/18, resets monthly off the 1-month LIBOR plus 0.17%	6,940,258	6,936,156
FNMA, Series 2016-11, Class FB, VRN, 2.125%, 4/1/18, resets monthly off the 1-month LIBOR plus 0.55%	4,708,480	4,746,185
FNMA, Series 2016-M13, Class FA, VRN, 2.26%, 4/1/18, resets monthly off the 1-month LIBOR plus 0.67%	4,422,494	4,452,445
FNMA, Series 2016-M2, Class FA, VRN, 2.44%, 4/1/18, resets monthly off the 1-month LIBOR plus 0.85%	4,061,684	4,095,102
FNMA, Series 2017-M3, Class A2, SEQ, VRN, 2.49%, 4/1/18(2)	9,000,000	8,555,980
GNMA, Series 2007-5, Class FA, VRN, 1.96%, 4/20/18, resets monthly off the 1-month LIBOR plus 0.14%	747,915	746,777
GNMA, Series 2008-18, Class FH, VRN, 2.42%, 4/20/18, resets monthly off the 1-month LIBOR plus 0.60%	1,389,145	1,394,298
GNMA, Series 2010-14, Class QF, VRN, 2.24%, 4/16/18, resets monthly off the 1-month LIBOR plus 0.45%	3,996,633	4,011,576
GNMA, Series 2010-163, Class KC SEQ, 4.50%, 6/20/39	1,570,760	1,613,286
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $194,826,304)		193,285,085
U.S. GOVERNMENT AGENCY SECURITIES — 3.2%
FNMA, 2.125%, 4/24/26	3,100,000	2,930,703

14

	Principal Amount/Shares	Value
FNMA, 6.625%, 11/15/30	$15,700,000	$21,508,655
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $23,456,016)		24,439,358
TEMPORARY CASH INVESTMENTS(5) — 6.6%
Federal Home Loan Bank, 1.43%, 4/2/18(6)	11,028,000	11,028,000
U.S. Treasury Bills, 1.81%, 1/3/19(6)	15,000,000	14,778,913
U.S. Treasury Bills, 1.93%, 1/31/19(6)	12,000,000	11,799,123
U.S. Treasury Bills, 2.04%, 2/28/19(6)	12,000,000	11,781,157
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,131	5,131
TOTAL TEMPORARY CASH INVESTMENTS (Cost $49,418,651)		49,392,324
TOTAL INVESTMENT SECURITIES — 108.9% (Cost $823,707,470)		820,903,863
OTHER ASSETS AND LIABILITIES(7) — (8.9)%		(67,217,552)
TOTAL NET ASSETS — 100.0%		$753,686,311

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Notes	105	June 2018	$10,500,000	$12,719,766	$79,920
U.S. Treasury 2-Year Notes	89	June 2018	$17,800,000	18,922,234	12,081
U.S. Treasury 5-Year Notes	77	June 2018	$7,700,000	8,813,492	18,171
U.S. Treasury Long Bonds	24	June 2018	$2,400,000	3,519,000	37,602
				$43,974,492	$147,774

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.24%	11/15/26	$6,000,000	$565	$18,043	$18,608
CPURNSA	Receive	2.28%	11/16/26	$6,000,000	565	(1,482)	(917)
CPURNSA	Receive	2.27%	11/21/26	$7,000,000	575	1,054	1,629
					$1,705	$17,615	$19,320

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Value*
Goldman Sachs & Co.	CPURNSA	Receive	2.28%	11/16/26	$5,000,000	$(3,305)
Goldman Sachs & Co.	CPURNSA	Receive	2.28%	11/21/26	$4,000,000	(2,591)
						$(5,896)

*Amount represents value and unrealized appreciation (depreciation).

15

NOTES TO SCHEDULE OF INVESTMENTS
AID	-	Agency for International Development
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
Equivalent	-	Security whose payments are secured by the U.S. Treasury
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
LIBOR	-	London Interbank Offered Rate
resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
SEQ	-	Sequential Payer
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Final maturity date indicated, unless otherwise noted.

(2)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(3)	Forward commitment. Settlement date is indicated.

(4)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, future contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $1,192,096.

(5)	Category includes collateral received at the custodian bank for collateral requirements on forward commitments. At the period end, the aggregate value of cash deposits received was $290,000.

(6)	The rate indicated is the yield to maturity at purchase.

(7)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities, at value (cost of $823,707,470)	$820,903,863
Receivable for investments sold	18,182,475
Receivable for capital shares sold	456,683
Receivable for variation margin on futures contracts	50,554
Receivable for variation margin on swap agreements	1,766
Interest receivable	3,098,618
842,693,959

Liabilities
Payable for collateral received for forward commitments	290,000
Payable for investments purchased	87,147,017
Payable for capital shares redeemed	1,151,049
Swap agreements, at value	5,896
Accrued management fees	258,337
Distribution and service fees payable	19,288
Dividends payable	136,061
89,007,648

Net Assets	$753,686,311

Net Assets Consist of:
Capital paid in	$768,524,275
Distributions in excess of net investment income	(136,061)
Accumulated net realized loss	(12,057,789)
Net unrealized depreciation	(2,644,114)
$753,686,311

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$473,494,778	44,050,613	$10.75
I Class	$6,038,576	562,274	$10.74
A Class	$66,629,785	6,199,425	$10.75*
C Class	$4,546,931	423,274	$10.74
R Class	$3,157,598	293,896	$10.74
R5 Class	$199,818,643	18,594,445	$10.75
*Maximum offering price $11.26 (net asset value divided by 0.955).

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED MARCH 31, 2018
Investment Income (Loss)
Income:
Interest	$19,391,117

Expenses:
Management fees	3,450,394
Distribution and service fees:
A Class	196,375
C Class	41,022
R Class	17,483
Trustees' fees and expenses	50,448
Other expenses	5,541
3,761,263

Net investment income (loss)	15,629,854

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,224,489)
Futures contract transactions	(261,997)
Swap agreement transactions	(55,936)
(1,542,422)

Change in net unrealized appreciation (depreciation) on:
Investments	(10,285,702)
Futures contracts	192,937
Swap agreements	(76,357)
(10,169,122)

Net realized and unrealized gain (loss)	(11,711,544)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,918,310

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2018 AND MARCH 31, 2017
Increase (Decrease) in Net Assets	March 31, 2018	March 31, 2017
Operations
Net investment income (loss)	$15,629,854	$16,254,542
Net realized gain (loss)	(1,542,422)	457,709
Change in net unrealized appreciation (depreciation)	(10,169,122)	(28,866,286)
Net increase (decrease) in net assets resulting from operations	3,918,310	(12,154,035)

Distributions to Shareholders
From net investment income:
Investor Class	(11,917,351)	(11,962,368)
I Class	(110,229)	—
A Class	(1,513,468)	(1,701,621)
C Class	(49,027)	(38,431)
R Class	(58,754)	(44,844)
R5 Class	(4,694,302)	(6,159,417)
From net realized gains:
Investor Class	—	(2,176,091)
A Class	—	(346,871)
C Class	—	(13,481)
R Class	—	(11,282)
R5 Class	—	(1,157,654)
Decrease in net assets from distributions	(18,343,131)	(23,612,060)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(118,335,535)	(182,321,504)

Net increase (decrease) in net assets	(132,760,356)	(218,087,599)

Net Assets
Beginning of period	886,446,667	1,104,534,266
End of period	$753,686,311	$886,446,667

Distributions in excess of net investment income	$(136,061)	$(86,376)

See Notes to Financial Statements.

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Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Government Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class (formerly Institutional Class). The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

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Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2018 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.1625% to 0.2800%	0.2500% to 0.3100%	0.46%
I Class		0.1500% to 0.2100%	0.36%
A Class		0.2500% to 0.3100%	0.46%
C Class		0.2500% to 0.3100%	0.46%
R Class		0.2500% to 0.3100%	0.46%
R5 Class		0.0500% to 0.1100%	0.26%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2018 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2018 were $1,404,761,965 and $1,535,058,514, respectively, all of which are U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2018(1)		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
Investor Class
Sold	10,606,240	$116,124,198	14,575,814	$163,531,893
Issued in reinvestment of distributions	1,024,226	11,201,293	1,183,129	13,187,238
Redeemed	(21,607,821)	(236,421,396)	(20,872,389)	(232,764,948)
	(9,977,355)	(109,095,905)	(5,113,446)	(56,045,817)
I Class			N/A
Sold	732,023	8,038,443
Issued in reinvestment of distributions	9,451	103,057
Redeemed	(179,200)	(1,959,168)
	562,274	6,182,332
A Class
Sold	2,121,376	23,209,998	3,563,385	39,906,517
Issued in reinvestment of distributions	66,476	726,882	106,484	1,186,709
Redeemed	(4,722,242)	(51,665,325)	(4,828,863)	(54,090,832)
	(2,534,390)	(27,728,445)	(1,158,994)	(12,997,606)
C Class
Sold	186,186	2,041,719	89,865	1,015,041
Issued in reinvestment of distributions	4,279	46,681	4,415	49,075
Redeemed	(74,116)	(812,035)	(182,918)	(2,021,974)
	116,349	1,276,365	(88,638)	(957,858)
R Class
Sold	90,425	989,134	119,556	1,338,920
Issued in reinvestment of distributions	4,079	44,568	4,110	45,731
Redeemed	(107,684)	(1,174,046)	(88,288)	(990,913)
	(13,180)	(140,344)	35,378	393,738
R5 Class
Sold	5,185,262	56,645,190	12,165,639	136,380,075
Issued in reinvestment of distributions	364,484	3,981,861	612,357	6,838,688
Redeemed	(4,525,557)	(49,456,589)	(23,128,062)	(255,932,724)
	1,024,189	11,170,462	(10,350,066)	(112,713,961)
Net increase (decrease)	(10,822,113)	$(118,335,535)	(16,675,766)	$(182,321,504)

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the I Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit

23

risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$353,914,302	—
U.S. Treasury Securities and Equivalents	—	199,872,794	—
Collateralized Mortgage Obligations	—	193,285,085	—
U.S. Government Agency Securities	—	24,439,358	—
Temporary Cash Investments	$5,131	49,387,193	—
	$5,131	$820,898,732	—
Other Financial Instruments
Futures Contracts	$147,774	—	—
Swap Agreements	—	$20,237	—
	$147,774	$20,237	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$6,813	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $26,183,333 futures contracts purchased and $1,200,000 futures contracts sold.

24

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $31,333,333.

Value of Derivative Instruments as of March 31, 2018

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	$50,554	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	1,766	Payable for variation margin on swap agreements*	—
Other Contracts	Swap agreements	—	Swap agreements	$5,896
		$52,320		$5,896

*	Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2018

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$(261,997)	Change in net unrealized appreciation (depreciation) on futures contracts	$192,937
Other Contracts	Net realized gain (loss) on swap agreement transactions	(55,936)	Change in net unrealized appreciation (depreciation) on swap agreements	(76,357)
		$(317,933)		$116,580

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$18,343,131	$23,612,060
Long-term capital gains	—	—
The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$823,899,232
Gross tax appreciation of investments	$8,902,236
Gross tax depreciation of investments	(11,897,605)
Net tax appreciation (depreciation) of investments	(2,995,369)
Net tax appreciation (depreciation) on derivatives	11,719
Net tax appreciation (depreciation)	$(2,983,650)
Other book-to-tax adjustments	$(564,885)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(9,644,291)
Accumulated long-term capital losses	$(1,645,138)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards
In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$10.95	0.20	(0.16)	0.04	(0.24)	—	(0.24)	$10.75	0.34%	0.47%	1.85%	160%	$473,495
2017	$11.32	0.17	(0.29)	(0.12)	(0.21)	(0.04)	(0.25)	$10.95	(1.10)%	0.47%	1.52%	206%	$591,709
2016	$11.30	0.16	0.05	0.21	(0.19)	—	(0.19)	$11.32	1.89%	0.47%	1.41%	280%	$669,187
2015	$10.99	0.16	0.33	0.49	(0.18)	—	(0.18)	$11.30	4.54%	0.47%	1.39%	270%	$747,496
2014	$11.39	0.15	(0.33)	(0.18)	(0.20)	(0.02)	(0.22)	$10.99	(1.58)%	0.47%	1.34%	209%	$848,786
I Class
2018(3)	$10.96	0.21	(0.19)	0.02	(0.24)	—	(0.24)	$10.74	0.20%	0.37%(4)	2.00%(4)	160%(5)	$6,039
A Class
2018	$10.95	0.18	(0.17)	0.01	(0.21)	—	(0.21)	$10.75	0.09%	0.72%	1.60%	160%	$66,630
2017	$11.31	0.14	(0.28)	(0.14)	(0.18)	(0.04)	(0.22)	$10.95	(1.26)%	0.72%	1.27%	206%	$95,637
2016	$11.29	0.13	0.05	0.18	(0.16)	—	(0.16)	$11.31	1.64%	0.72%	1.16%	280%	$111,920
2015	$10.99	0.13	0.33	0.46	(0.16)	—	(0.16)	$11.29	4.18%	0.72%	1.14%	270%	$139,772
2014	$11.39	0.12	(0.32)	(0.20)	(0.18)	(0.02)	(0.20)	$10.99	(1.82)%	0.72%	1.09%	209%	$153,830

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018	$10.95	0.10	(0.18)	(0.08)	(0.13)	—	(0.13)	$10.74	(0.75)%	1.47%	0.85%	160%	$4,547
2017	$11.31	0.06	(0.28)	(0.22)	(0.10)	(0.04)	(0.14)	$10.95	(2.00)%	1.47%	0.52%	206%	$3,359
2016	$11.29	0.05	0.05	0.10	(0.08)	—	(0.08)	$11.31	0.88%	1.47%	0.41%	280%	$4,473
2015	$10.99	0.04	0.33	0.37	(0.07)	—	(0.07)	$11.29	3.41%	1.47%	0.39%	270%	$3,590
2014	$11.38	0.04	(0.32)	(0.28)	(0.09)	(0.02)	(0.11)	$10.99	(2.47)%	1.47%	0.34%	209%	$2,361
R Class
2018	$10.95	0.15	(0.18)	(0.03)	(0.18)	—	(0.18)	$10.74	(0.25)%	0.97%	1.35%	160%	$3,158
2017	$11.31	0.11	(0.28)	(0.17)	(0.15)	(0.04)	(0.19)	$10.95	(1.51)%	0.97%	1.02%	206%	$3,362
2016	$11.29	0.10	0.05	0.15	(0.13)	—	(0.13)	$11.31	1.39%	0.97%	0.91%	280%	$3,073
2015	$10.99	0.10	0.33	0.43	(0.13)	—	(0.13)	$11.29	3.92%	0.97%	0.89%	270%	$3,462
2014	$11.38	0.09	(0.31)	(0.22)	(0.15)	(0.02)	(0.17)	$10.99	(1.98)%	0.97%	0.84%	209%	$3,380
R5 Class(6)
2018	$10.95	0.23	(0.17)	0.06	(0.26)	—	(0.26)	$10.75	0.54%	0.27%	2.05%	160%	$199,819
2017	$11.31	0.19	(0.28)	(0.09)	(0.23)	(0.04)	(0.27)	$10.95	(0.82)%	0.27%	1.72%	206%	$192,380
2016	$11.29	0.18	0.05	0.23	(0.21)	—	(0.21)	$11.31	2.10%	0.27%	1.61%	280%	$315,881
2015	$10.99	0.18	0.33	0.51	(0.21)	—	(0.21)	$11.29	4.65%	0.27%	1.59%	270%	$223,807
2014	$11.38	0.17	(0.31)	(0.14)	(0.23)	(0.02)	(0.25)	$10.99	(1.29)%	0.27%	1.54%	209%	$242,958

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(6)	Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Government Income Trust and Shareholders of Government Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Government Bond Fund (one of the five funds constituting American Century Government Income Trust, referred to hereafter as the “Fund”) as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

30

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92276 1805

Annual Report

March 31, 2018

Inflation-Adjusted Bond Fund
Investor Class (ACITX)
I Class (AIAHX)
Y Class (AIAYX)
A Class (AIAVX)
C Class (AINOX)
R Class (AIARX)
R5 Class (AIANX)
R6 Class (AIADX)
G Class (AINGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Rally Rolled On, Until Volatility Resurfaced

For most of the 12-month period, broad U.S. stock and bond indices generated positive returns. Stocks generally rallied against a backdrop of robust corporate earnings results, steady economic growth, relatively low interest rates, and U.S. tax reform. For bonds, modest economic gains, relatively muted inflation, and gradual—and well telegraphed—tightening from the Federal Reserve (the Fed) continued to support positive performance.

Then, in early February, a force that was largely dormant during 2017—volatility—re-emerged. Robust U.S. wage growth triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. Treasury yields climbed to their highest levels in several years, and stock prices plunged into correction territory. Economic data released in March helped calm the unrest, while the Fed's March rate hike, which investors had expected, had little impact. Markets recovered much of the previous weeks’ losses, until a fresh round of worries emerged. President Trump announced the U.S. would implement tariffs on certain imports from China, sparking fears of a global trade war and triggering a flight to quality in the financial markets.

Despite the resurgence of volatility late in the period, U.S. stocks (S&P 500 Index) delivered a total return of 13.99% for the 12 months. Continuing a long-standing trend, growth stocks significantly outperformed their value counterparts across the capitalization spectrum. Meanwhile, the March flight to quality helped bonds hang onto the modest gains generated ahead of the market turbulence, and investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned 1.20% for the 12-month period.

With inflationary pressures mounting, Treasury yields rising, volatility resurfacing, and the implications of tax reform still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACITX	0.80%	-0.40%	2.59%	—	2/10/97
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	—	0.92%	0.05%	2.92%	—	—
I Class	AIAHX	—	—	—	0.87%	4/10/17
Y Class	AIAYX	—	—	—	0.95%	4/10/17
A Class	AIAVX					6/15/98
No sales charge		0.46%	-0.67%	2.32%	—
With sales charge		-4.06%	-1.58%	1.85%	—
C Class	AINOX	-0.29%	-1.40%	—	1.67%	3/1/10
R Class	AIARX	0.21%	-0.91%	—	2.18%	3/1/10
R5 Class	AIANX	0.92%	-0.20%	2.79%	—	10/1/02
R6 Class	AIADX	—	—	—	0.74%	7/28/17
G Class	AINGX	—	—	—	0.88%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived. Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2018
Investor Class — $12,909

Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index — $13,342

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.47%	0.37%	0.27%	0.72%	1.47%	0.97%	0.27%	0.22%	0.22%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz, and Miguel Castillo

Performance Summary

Inflation-Adjusted Bond advanced 0.80%* for the 12 months ended March 31, 2018. By comparison, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index gained 0.92%. Fund returns reflect operating expenses, while index returns do not.

Portfolio and index performance reflects the challenging backdrop for U.S. Treasury securities. Yields on longer-maturity Treasuries, including TIPS, generally declined early in the reporting period before reversing course and ending the 12-month period notably higher. Meanwhile, inflation expectations dipped dramatically early in the period before rebounding and ending March 2018 slightly higher compared with a year earlier.

The trailing 12-month headline inflation rate (as measured by the Consumer Price Index, or CPI) started and ended the period at 2.4%, after falling during the first three months and climbing steadily thereafter. This was mostly due to volatility in gasoline prices. Core CPI (minus food and energy costs) rose 2.1%, recording the largest 12-month increase since February 2017. Meanwhile, after declining sharply early in the period, long-term inflation expectations, as measured by the 10-year breakeven rate (the yield difference between nominal 10-year Treasuries and 10-year TIPS), trended higher. The breakeven rate ended the period at 206 basis points (one basis point equals 0.01%), only 8 basis points higher than it was in March 2017. Theoretically, this rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform Treasuries during that period (2.06% or higher).

The Federal Reserve (the Fed) continued to normalize monetary policy by reducing its balance sheet, hiking its target interest rate three times, and reiterating its commitment to raising rates. This factor helped drive short-maturity Treasury yields higher throughout the period. Meanwhile, improving economic growth and rising inflation expectations, particularly later in the reporting period, pushed longer-maturity Treasury yields higher. Overall, shorter-maturity rates increased at a greater pace than longer-maturity rates, causing the Treasury yield curve to flatten and leading to better relative performance for securities with longer durations (greater price sensitivity to interest rate changes). In general, spread (non-Treasury) sectors outperformed Treasury securities for the 12-month period, and the fund’s exposure to these non-index securities aided performance.

Global Rates Exposure Detracted; Non-Index Securities Contributed

Approximately 80% of the portfolio was invested in TIPS at the end of the reporting period. The remainder included out-of-index allocations, including a position designed to take advantage of differences in global interest rates. This strategy initially included long positions in U.S. Treasury futures and short positions in U.K. and German government bond futures to take advantage of a disparity between U.S. and European interest rates and a potential conversion of rates. However, the rate differential widened modestly, particularly during the second half of the period, when U.S. interest rates increased sharply, causing the strategy to slightly weigh on results. Late in the period, we shifted our U.S. position to neutral, maintained our short European position, and added long exposure to select emerging markets sovereign bonds (European and Latin American markets; hedged against currency fluctuations) to reflect our expectations for U.S. rates to move modestly higher, European rates to start rising, and emerging markets rates to remain stable or decline.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

Other out-of-index positions generally aided performance. In particular, the portfolio’s position in high-yield corporate bonds was a prominent contributor. Despite heightened volatility late in the period, these securities advanced on strong economic gains, robust corporate profits, equity market strength, rising oil prices, and investors’ continued demand for yield. Securitized bonds, including non-agency collateralized mortgage obligations, non-agency commercial mortgage-backed securities, and asset-backed securities, also contributed to performance, as did our allocation to emerging markets bonds.

In addition, to diversify inflation protection, we used inflation "swaps" to create an inflation "overlay" for the non-inflation-linked corporate and securitized securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. Overall, this strategy, combined with our TIPS holdings, positioned the portfolio with greater sensitivity to inflation than the index, which added modestly to performance as the breakeven rate edged higher.

Portfolio Positioning

Portfolio positioning continues to reflect our observations that year-over-year core inflation in the U.S. is trending higher and will eventually reach the Fed’s 2% target. Stabilization in commodity prices coupled with solid global growth and modest wage growth remain supportive of higher inflation. Following the March 2018 rate hike, we expect the Fed will continue to normalize rates and stick to its stated goal of raising short-term rates two more times in 2018. We believe solid growth data, which should lead to modest gains in gross domestic product, and a gradual uptick in inflation support the Fed’s rate-tightening strategy.

Meanwhile, market-based inflation expectations, including breakeven rates, remain below historic averages, suggesting TIPS and other inflation-linked securities still offer value. We will continue to look for opportunities to add diversification and value from out-of-index positions in corporate bonds, securitized securities, emerging markets bonds, and inflation swaps.

Fund Characteristics

MARCH 31, 2018
Portfolio at a Glance
Average Duration (effective)	7.3 years
Weighted Average Life	9.4 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	80.6%
Sovereign Governments and Agencies	8.7%
Corporate Bonds	3.8%
Commercial Mortgage-Backed Securities	2.9%
Asset-Backed Securities	2.1%
Collateralized Mortgage Obligations	2.0%
Municipal Securities	0.1%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	(0.8)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,003.40	$2.35	0.47%
I Class	$1,000	$1,003.10	$1.85	0.37%
Y Class	$1,000	$1,003.60	$1.35	0.27%
A Class	$1,000	$1,001.20	$3.59	0.72%
C Class	$1,000	$998.10	$7.32	1.47%
R Class	$1,000	$999.90	$4.84	0.97%
R5 Class	$1,000	$1,003.60	$1.35	0.27%
R6 Class	$1,000	$1,003.90	$1.10	0.22%
G Class	$1,000	$1,004.50	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,022.59	$2.37	0.47%
I Class	$1,000	$1,023.09	$1.87	0.37%
Y Class	$1,000	$1,023.59	$1.36	0.27%
A Class	$1,000	$1,021.34	$3.63	0.72%
C Class	$1,000	$1,017.60	$7.39	1.47%
R Class	$1,000	$1,020.10	$4.89	0.97%
R5 Class	$1,000	$1,023.59	$1.36	0.27%
R6 Class	$1,000	$1,023.84	$1.11	0.22%
G Class	$1,000	$1,024.88	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

MARCH 31, 2018

		Principal Amount	Value
U.S. TREASURY SECURITIES — 80.6%
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26		$137,330,849	$151,565,433
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27		101,815,944	116,580,577
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28		64,540,002	70,918,980
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28		47,109,989	60,367,530
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29		28,897,676	34,210,762
U.S. Treasury Inflation Indexed Bonds, 3.875%, 4/15/29		30,612,400	40,721,668
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32		17,108,840	23,012,687
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40		43,607,799	54,983,861
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41		46,639,636	59,148,634
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42		73,588,653	71,578,187
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43		48,748,135	45,900,010
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44		93,254,579	103,565,494
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45		38,478,378	37,048,137
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/46		11,194,982	11,447,534
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47		49,089,644	48,647,935
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19		37,293,795	37,266,641
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/19		4,470,043	4,590,153
U.S. Treasury Inflation Indexed Notes, 1.25%, 7/15/20		163,973,303	168,323,029
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21		53,893,313	55,117,998
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/21		57,528,900	57,037,921
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21		104,789,378	106,041,318
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22		164,240,235	162,456,238
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/22		28,032,400	27,630,925
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22		100,040,256	99,012,367
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23		134,251,250	131,979,466
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23		98,749,602	98,398,621
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24		108,370,920	108,905,088
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24		68,698,490	67,088,323
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25		87,626,375	85,655,164
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/25(1)		134,260,445	150,277,545
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25		56,659,596	55,920,185
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26		87,221,552	87,165,127
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26		13,444,860	12,914,285
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28		20,854,165	20,467,303
TOTAL U.S. TREASURY SECURITIES (Cost $2,395,965,197)			2,465,945,126
SOVEREIGN GOVERNMENTS AND AGENCIES — 8.7%
Chile — 3.0%
Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/1/26	CLP	55,000,000,000	91,917,122
Colombia — 0.2%
Colombia Government International Bond, 8.125%, 5/21/24		$3,900,000	4,782,375
Hungary — 0.5%
Hungary Government Bond, 3.00%, 10/27/27	HUF	3,770,000,000	15,645,893
Indonesia — 0.1%
Perusahaan Penerbit SBSN Indonesia III, 4.35%, 9/10/24		$4,200,000	4,285,470

		Principal Amount	Value
Mexico — 2.7%
Mexican Bonos, 10.00%, 11/20/36	MXN	1,227,400,000	$83,899,339
Panama — 0.1%
Panama Government International Bond, 9.375%, 4/1/29		$2,000,000	2,925,000
Russia — 0.3%
Russian Foreign Bond - Eurobond, 12.75%, 6/24/28		4,000,000	6,670,972
Russian Foreign Bond - Eurobond, 4.375%, 3/21/29(2)		1,600,000	1,588,216
			8,259,188
Saudi Arabia — 0.1%
Saudi Government International Bond, 2.375%, 10/26/21(2)		3,000,000	2,892,588
South Africa — 1.7%
Republic of South Africa Government Bond, 10.50%, 12/21/26	ZAR	279,710,000	27,334,167
Republic of South Africa Government Bond, 8.00%, 1/31/30	ZAR	307,000,000	25,257,125
			52,591,292
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $263,496,785)			267,198,267
CORPORATE BONDS — 3.8%
Banks — 0.5%
Banco General SA, 4.125%, 8/7/27(2)		$5,425,000	5,138,669
Banco Inbursa SA Institucion de Banca Multiple, 4.375%, 4/11/27(2)		5,000,000	4,840,000
Branch Banking & Trust Co., 3.80%, 10/30/26		650,000	653,361
Citigroup, Inc., 4.45%, 9/29/27		570,000	577,024
JPMorgan Chase & Co., 3.125%, 1/23/25		990,000	954,941
JPMorgan Chase & Co., VRN, 3.96%, 11/15/47(3)		490,000	471,930
U.S. Bank N.A., 2.80%, 1/27/25		500,000	478,730
Wells Fargo & Co., MTN, 3.55%, 9/29/25		500,000	491,045
Wells Fargo & Co., MTN, 4.65%, 11/4/44		250,000	252,312
Yapi ve Kredi Bankasi AS, 5.85%, 6/21/24(2)		2,000,000	1,930,020
			15,788,032
Diversified Consumer Services†
Board of Trustees of The Leland Stanford Junior University (The), 3.46%, 5/1/47		490,000	475,635
Catholic Health Initiatives, 2.95%, 11/1/22		550,000	538,643
			1,014,278
Diversified Financial Services†
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44		490,000	528,511
Diversified Telecommunication Services†
Verizon Communications, Inc., 4.40%, 11/1/34		130,000	128,596
Electric Utilities — 0.1%
Minejesa Capital BV, 4.625%, 8/10/30(2)		2,000,000	1,931,082
Food Products†
Kraft Heinz Foods Co., 5.20%, 7/15/45		490,000	499,002
Gas Utilities — 0.4%
Energy Transfer Partners LP, 4.05%, 3/15/25		3,550,000	3,485,047
Enterprise Products Operating LLC, 3.75%, 2/15/25		3,880,000	3,901,006
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25		4,000,000	4,301,833
			11,687,886

	Principal Amount	Value
Health Care Equipment and Supplies†
Becton Dickinson and Co., 3.73%, 12/15/24	$250,000	$246,060
Hotels, Restaurants and Leisure†
McDonald's Corp., MTN, 3.25%, 6/10/24	500,000	496,131
McDonald's Corp., MTN, 4.60%, 5/26/45	490,000	515,645
		1,011,776
Insurance†
Chubb INA Holdings, Inc., 3.15%, 3/15/25	1,000,000	978,989
Media — 0.1%
Comcast Corp., 6.40%, 5/15/38	1,500,000	1,909,223
Time Warner, Inc., 2.95%, 7/15/26	750,000	687,688
Walt Disney Co. (The),, MTN, 4.125%, 6/1/44	779,000	821,293
		3,418,204
Metals and Mining — 0.2%
Novolipetsk Steel via Steel Funding DAC, 4.00%, 9/21/24(2)	2,900,000	2,833,016
Vedanta Resources plc, 6.125%, 8/9/24(2)	4,000,000	3,918,564
		6,751,580
Multi-Utilities — 0.2%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27	2,000,000	1,922,500
Duke Energy Progress LLC, 4.15%, 12/1/44	500,000	513,666
Georgia Power Co., 4.30%, 3/15/42	1,000,000	1,019,919
MidAmerican Energy Co., 4.40%, 10/15/44	690,000	742,670
Potomac Electric Power Co., 3.60%, 3/15/24	500,000	508,608
		4,707,363
Oil, Gas and Consumable Fuels — 2.0%
Anadarko Petroleum Corp., 5.55%, 3/15/26	2,880,000	3,147,170
Cenovus Energy, Inc., 4.25%, 4/15/27	2,300,000	2,244,609
Cimarex Energy Co., 3.90%, 5/15/27	4,800,000	4,752,153
Concho Resources, Inc., 4.375%, 1/15/25	3,880,000	3,937,649
ConocoPhillips Co., 3.35%, 5/15/25	990,000	979,103
Continental Resources, Inc., 3.80%, 6/1/24	3,790,000	3,662,088
Encana Corp., 6.50%, 2/1/38	2,955,000	3,576,004
Lukoil International Finance BV, 4.75%, 11/2/26(2)	3,200,000	3,249,808
Marathon Oil Corp., 3.85%, 6/1/25	2,000,000	1,978,169
Marathon Oil Corp., 5.20%, 6/1/45	2,000,000	2,107,455
Newfield Exploration Co., 5.375%, 1/1/26	3,510,000	3,641,625
Occidental Petroleum Corp., 4.625%, 6/15/45	980,000	1,043,052
Petrobras Global Finance BV, 5.30%, 1/27/25(2)	6,350,000	6,278,562
Petrobras Global Finance BV, 7.25%, 3/17/44	3,625,000	3,706,563
Petroleos Mexicanos, 4.625%, 9/21/23	2,700,000	2,709,477
Petroleos Mexicanos, 4.875%, 1/18/24	3,800,000	3,864,600
Petroleos Mexicanos, 6.50%, 3/13/27	5,050,000	5,399,712
Statoil ASA, 2.65%, 1/15/24	495,000	477,772
Suncor Energy, Inc., 6.50%, 6/15/38	3,350,000	4,304,201
		61,059,772
Paper and Forest Products — 0.1%
Suzano Austria GmbH, 5.75%, 7/14/26(2)	1,500,000	1,578,900

	Principal Amount	Value
Road and Rail — 0.1%
Burlington Northern Santa Fe LLC, 3.00%, 4/1/25	$1,000,000	$976,236
Norfolk Southern Corp., 3.85%, 1/15/24	325,000	333,127
Union Pacific Corp., 3.25%, 1/15/25	490,000	486,514
		1,795,877
Software†
Adobe Systems, Inc., 3.25%, 2/1/25	490,000	488,025
Oracle Corp., 2.65%, 7/15/26	370,000	346,110
		834,135
Wireless Telecommunication Services — 0.1%
Millicom International Cellular SA, 5.125%, 1/15/28(2)	3,700,000	3,547,375
TOTAL CORPORATE BONDS (Cost $118,286,112)		117,507,418
COMMERCIAL MORTGAGE-BACKED SECURITIES(4) — 2.9%
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, VRN, 4.43%, 4/1/18(5)	7,100,000	7,409,116
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 4/1/18(5)	8,000,000	8,179,158
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 4/1/18(5)	6,575,000	6,597,988
Commercial Mortgage Trust, Series 2015-3BP, Class A, SEQ, 3.18%, 2/10/35(2)	2,425,000	2,393,955
Commercial Mortgage Trust, Series 2015-LC21, Class AM, VRN, 4.04%, 4/1/18(5)	4,500,000	4,597,852
GS Mortgage Securities Corp. II, Series 2015-GC28, Class A5, SEQ, 3.40%, 2/10/48	10,000,000	9,993,571
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A SEQ, 2.84%, 8/10/38(2)	7,165,000	6,800,974
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class AS SEQ, 4.00%, 8/15/47	7,520,000	7,664,333
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4 SEQ, 3.41%, 3/15/50	8,860,000	8,809,460
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46	3,000,000	3,140,365
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4 SEQ, 2.82%, 8/15/49	5,700,000	5,423,043
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.14%, 8/15/49	6,600,000	6,342,140
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	6,350,000	6,233,785
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	6,500,000	6,348,986
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $92,054,347)		89,934,726
ASSET-BACKED SECURITIES(4) — 2.1%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(2)	4,896,605	4,808,246
Carlyle Global Market Strategies, Series 2014-1A, Class A1R2, VRN, 3.31%, 7/17/18, resets quarterly off the 3-month LIBOR plus 0.97%(2)(6)	5,000,000	5,000,000
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.32%, 10/17/18, resets quarterly off the 3-month LIBOR plus 1.02%(2)	4,125,000	4,125,000
CBAM Ltd., Series 2018-5A, Class B1, VRN, 3.70%, 10/17/18, resets quarterly off the 3-month LIBOR plus 1.40%(2)	4,000,000	4,000,000

	Principal Amount	Value
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, VRN, 2.74%, 4/15/18, resets quarterly off the 3-month LIBOR plus 0.97%(2)	$4,900,000	$4,902,788
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)	716,081	708,504
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	4,004,293	3,932,817
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(2)	2,838,922	2,788,794
MVW Owner Trust, Series 2014-1A, Class A SEQ, 2.25%, 9/22/31(2)	2,359,827	2,315,389
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(2)	1,376,943	1,366,442
Symphony CLO XIX Ltd., Series 2018-19A, Class A, VRN, 3.30%, 10/16/18, resets quarterly off the 3-month LIBOR plus 0.96%(2)(6)	10,500,000	10,500,000
Towd Point Mortgage Trust, Series 2017-3, Class M1, VRN, 3.50%, 4/1/18(2)(5)	5,000,000	4,927,498
Towd Point Mortgage Trust, Series 2018-1, Class A1 SEQ, VRN, 3.00%, 4/1/18(2)(5)	4,912,464	4,898,545
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(2)	9,310,868	9,084,625
TOTAL ASSET-BACKED SECURITIES (Cost $63,980,820)		63,358,648
COLLATERALIZED MORTGAGE OBLIGATIONS(4) — 2.0%
Private Sponsor Collateralized Mortgage Obligations — 1.4%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	376,399	380,050
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	829,418	854,273
Cendant Mortgage Corp., Series 2003-6, Class A3, 5.25%, 7/25/33	1,258,599	1,264,847
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 3.18%, 4/1/18, resets annually off the 1-year H15T1Y plus 2.15%	727,527	737,779
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	1,393,738	1,417,457
Credit Suisse Mortgage Trust, Series 2015-WIN1, Class A10, VRN, 3.50%, 4/1/18(2)(5)	6,285,000	6,176,168
JPMorgan Mortgage Trust, Series 2014-5, Class A1, VRN, 3.00%, 4/1/18(2)(5)	4,765,324	4,724,502
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.90%, 4/1/18(5)	126,844	130,934
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/18(5)	280,370	282,488
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(2)	2,698,161	2,744,269
Sequoia Mortgage Trust, Series 2014-3, Class A14 SEQ, VRN, 3.00%, 4/1/18(2)(5)	2,914,814	2,928,060
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 4/1/18(2)(5)	4,955,030	5,038,893
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 3.44%, 4/2/18(5)	1,171,449	1,223,938
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 2.61%, 4/26/18, resets monthly off the 1-month LIBOR plus 0.74%	1,500,078	1,434,033
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	1,324,202	1,346,140
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 3.60%, 4/1/18(5)	3,244,245	3,421,186

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 3.65%, 4/1/18(5)	$6,612,704	$6,829,197
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 SEQ, VRN, 3.50%, 4/1/18(2)(5)	1,961,606	1,979,082
		42,913,296
U.S. Government Agency Collateralized Mortgage Obligations — 0.6%
FHLMC, Series 2015-HQ2, Class M3, VRN, 5.12%, 4/25/18, resets monthly off the 1-month LIBOR plus 3.25%	8,400,000	9,509,465
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.07%, 4/25/18, resets monthly off the 1-month LIBOR plus 1.20%	1,046,182	1,057,966
FHLMC, Series 2824, Class LB SEQ, 4.50%, 7/15/24	2,479,680	2,570,530
FNMA, Series 2014-C02, Class 1M2, VRN, 4.47%, 4/25/18, resets monthly off the 1-month LIBOR plus 2.60%	2,350,000	2,505,508
FNMA, Series 2016-C04, Class 1M2, VRN, 6.12%, 4/25/18, resets monthly off the 1-month LIBOR plus 4.25%	3,000,000	3,398,133
		19,041,602
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $61,033,482)		61,954,898
MUNICIPAL SECURITIES — 0.1%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	535,000	747,122
Los Angeles Community College District GO, 6.75%, 8/1/49	250,000	371,497
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	250,000	342,627
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	250,000	293,020
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	270,000	324,608
San Antonio Electric & Gas Systems Rev., 5.99%, 2/1/39	250,000	326,158
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	125,000	182,471
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	250,000	300,300
TOTAL MUNICIPAL SECURITIES (Cost $2,713,499)		2,887,803
TEMPORARY CASH INVESTMENTS(7) — 0.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.625%, 2/15/23 - 5/15/47, valued at $9,575,087), in a joint trading account at 1.45%, dated 3/29/18, due 4/2/18 (Delivery value $9,367,577)		9,366,068
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 11/15/26, valued at $7,968,806), at 0.74%, dated 3/29/18, due 4/2/18 (Delivery value $7,808,642)		7,808,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $17,174,068)		17,174,068
TOTAL INVESTMENT SECURITIES — 100.8% (Cost $3,014,704,310)		3,085,960,954
OTHER ASSETS AND LIABILITIES — (0.8)%		(25,369,865)
TOTAL NET ASSETS — 100.0%		$3,060,591,089

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	27,572,043	USD	21,560,235	UBS AG	6/13/18	$(380,484)
BRL	39,671,662	USD	11,966,958	Goldman Sachs & Co.	6/13/18	(21,409)
USD	12,140,546	BRL	39,671,662	Goldman Sachs & Co.	6/13/18	194,997
CAD	19,695,435	USD	15,229,575	JPMorgan Chase Bank N.A.	6/13/18	77,944
USD	17,187,300	CHF	16,077,000	UBS AG	6/13/18	272,229
USD	91,244,471	CLP	55,074,250,000	Goldman Sachs & Co.	6/13/18	60,089
EUR	4,077,942	USD	5,093,472	JPMorgan Chase Bank N.A.	6/13/18	(50,165)
USD	5,090,961	EUR	4,077,943	JPMorgan Chase Bank N.A.	6/13/18	47,653
USD	31,052,947	HUF	7,784,352,642	JPMorgan Chase Bank N.A.	6/13/18	250,970
USD	4,156,923	HUF	1,040,602,548	JPMorgan Chase Bank N.A.	6/13/18	39,353
USD	15,737,795	HUF	3,944,520,840	JPMorgan Chase Bank N.A.	6/13/18	129,684
IDR	412,155,496,396	USD	29,698,479	Goldman Sachs & Co.	6/20/18	150,483
USD	15,278,296	ILS	52,627,620	Goldman Sachs & Co.	6/13/18	210,101
INR	994,909,509	USD	15,219,665	Goldman Sachs & Co.	6/13/18	(50,788)
JPY	3,638,590,977	USD	34,539,596	JPMorgan Chase Bank N.A.	6/13/18	(185,492)
USD	30,922,598	KRW	33,067,080,559	Goldman Sachs & Co.	6/13/18	(260,283)
USD	78,906,575	MXN	1,506,484,338	JPMorgan Chase Bank N.A.	6/13/18	(3,049,860)
USD	2,336,391	MXN	43,327,731	JPMorgan Chase Bank N.A.	6/13/18	(20,743)
MYR	89,832,603	USD	23,019,245	Goldman Sachs & Co.	6/13/18	227,699
NOK	237,916,398	USD	30,586,769	JPMorgan Chase Bank N.A.	6/13/18	(169,893)
USD	32,057,304	NZD	43,976,164	UBS AG	6/13/18	283,558
PEN	49,320,889	USD	15,321,805	Goldman Sachs & Co.	6/13/18	(67,886)
USD	31,004,586	PLN	105,186,159	Goldman Sachs & Co.	6/13/18	238,791
RUB	881,616,575	USD	15,385,979	Goldman Sachs & Co.	6/13/18	(128,281)
USD	10,928,258	THB	341,207,528	Goldman Sachs & Co.	6/13/18	(9,453)
USD	51,830,393	ZAR	623,182,728	UBS AG	6/13/18	(311,573)
						$(2,522,759)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-BTP Italian Government 10-Year Bonds	322	June 2018	EUR	32,200,000	$54,989,264	$1,437,641
U.S. Treasury 10-Year Notes	33	June 2018	USD	3,300,000	3,997,641	28,801
U.S. Treasury 10-Year Ultra Notes	434	June 2018	USD	43,400,000	56,358,969	731,398
U.S. Treasury 5-Year Notes	671	June 2018	USD	67,100,000	76,803,289	218,663
					$192,149,163	$2,416,503

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl 5-Year Bonds	1,345	June 2018	EUR	134,500,000	$217,212,822	$(1,376,012)
Euro-BTP Italian Government 3-Year Bonds	1,404	June 2018	EUR	140,400,000	194,833,244	(928,500)
Euro-Bund 10-Year Bonds	446	June 2018	EUR	44,600,000	87,492,085	(1,312,381)
U.K. Gilt 10-Year Bonds	601	June 2018	GBP	60,100,000	103,562,247	(1,830,721)
U.S. Treasury Long Bonds	83	June 2018	USD	8,300,000	12,169,875	(280,312)
					$615,270,273	$(5,727,926)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type§	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 29	Sell	5.00%	12/20/22	$59,870,000	$4,366,143	$(400,160)	$3,965,983

§
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^
The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.24%	11/15/26	$1,500,000	$516	$4,136	$4,652
CPURNSA	Receive	2.28%	11/16/26	$1,500,000	516	(745)	(229)
CPURNSA	Receive	2.24%	5/3/27	$35,000,000	878	8,106	8,984
					$1,910	$11,497	$13,407

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.	CPURNSA	Receive	2.24%	4/11/27	$14,000,000	$(2,286)
Bank of America N.A.	CPURNSA	Receive	2.42%	4/1/18	$4,000,000	(266,941)
Bank of America N.A.	CPURNSA	Receive	2.51%	3/30/19	$8,700,000	(708,648)
Bank of America N.A.	CPURNSA	Receive	2.66%	12/4/19	$5,000,000	(509,502)
Bank of America N.A.	CPURNSA	Receive	2.62%	3/18/20	$50,000,000	(4,903,464)
Bank of America N.A.	CPURNSA	Receive	1.41%	8/27/20	$12,800,000	344,998
Bank of America N.A.	CPURNSA	Receive	2.67%	4/1/22	$4,500,000	(514,115)
Bank of America N.A.	CPURNSA	Receive	2.53%	8/19/24	$11,000,000	(739,761)
Bank of America N.A.	CPURNSA	Receive	2.08%	3/3/25	$29,900,000	(15,178)
Bank of America N.A.	CPURNSA	Receive	2.14%	7/2/25	$24,500,000	21,626
Bank of America N.A.	CPURNSA	Receive	1.79%	8/27/25	$15,000,000	477,670
Bank of America N.A.	CPURNSA	Receive	2.26%	11/15/26	$10,000,000	14,123
Bank of America N.A.	CPURNSA	Receive	2.29%	11/16/26	$10,000,000	(11,596)
Bank of America N.A.	CPURNSA	Receive	2.28%	11/21/26	$9,500,000	(1,422)
Bank of America N.A.	CPURNSA	Receive	2.22%	4/13/27	$13,000,000	25,559
Bank of America N.A.	CPURNSA	Receive	2.24%	4/28/27	$17,500,000	10,777
Barclays Bank plc	CPURNSA	Receive	1.71%	2/5/20	$39,000,000	148,473
Barclays Bank plc	CPURNSA	Receive	2.59%	7/23/24	$16,300,000	(1,202,286)
Barclays Bank plc	CPURNSA	Receive	2.36%	9/29/24	$10,000,000	(481,642)
Barclays Bank plc	CPURNSA	Receive	2.31%	9/30/24	$15,000,000	(637,280)
Barclays Bank plc	CPURNSA	Receive	2.25%	11/15/26	$12,000,000	31,269
Barclays Bank plc	CPURNSA	Receive	2.28%	11/16/26	$12,000,000	(6,737)
Barclays Bank plc	CPURNSA	Receive	2.26%	11/21/26	$12,000,000	13,134
Barclays Bank plc	CPURNSA	Receive	2.90%	12/21/27	$19,200,000	(4,365,289)
Barclays Bank plc	CPURNSA	Receive	2.78%	7/2/44	$15,000,000	(2,916,518)
Goldman Sachs & Co.	CPURNSA	Receive	2.25%	11/15/26	$12,300,000	35,718
Goldman Sachs & Co.	CPURNSA	Receive	2.28%	11/16/26	$12,300,000	(8,131)
						$(16,167,449)

*Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CLP	-	Chilean Peso
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PEN	-	Peruvian Sol
PLN	-	Polish Zloty
resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
RUB	-	Russian Ruble
SEQ	-	Sequential Payer
THB	-	Thai Baht
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

† Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $28,965,022.

(2)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $135,871,351, which represented 4.4% of total net assets.

(3)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(4)	Final maturity date indicated, unless otherwise noted.

(5)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(6)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(7)
Category includes collateral received at the custodian bank for collateral requirements on forward foreign currency exchange contracts and swap agreements. At the period end, the aggregate value of cash deposits received was $790,000.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities, at value (cost of $3,014,704,310)	$3,085,960,954
Receivable for capital shares sold	6,434,196
Receivable for variation margin on futures contracts	188,406
Receivable for variation margin on swap agreements	239,415
Unrealized appreciation on forward foreign currency exchange contracts	2,183,551
Swap agreements, at value	1,123,347
Interest receivable	11,035,513
3,107,165,382

Liabilities
Disbursements in excess of demand deposit cash	410,251
Payable for collateral received for forward foreign currency exchange contracts	700,000
Payable for collateral received for swap agreements	90,000
Foreign currency overdraft payable, at value (cost of $555,367)	552,507
Payable for investments purchased	15,500,000
Payable for capital shares redeemed	6,283,915
Payable for variation margin on futures contracts	152,530
Unrealized depreciation on forward foreign currency exchange contracts	4,706,310
Swap agreements, at value	17,290,796
Accrued management fees	820,480
Distribution and service fees payable	67,504
46,574,293

Net Assets	$3,060,591,089

Net Assets Consist of:
Capital paid in	$2,985,869,404
Undistributed net investment income	49,128,216
Accumulated net realized loss	(23,338,424)
Net unrealized appreciation	48,931,893
$3,060,591,089

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,326,980,151	115,037,174	$11.54
I Class	$293,697,132	25,482,421	$11.53
Y Class	$565,522	49,065	$11.53
A Class	$205,059,025	17,826,067	$11.50*
C Class	$14,673,947	1,275,025	$11.51
R Class	$27,015,867	2,338,228	$11.55
R5 Class	$445,987,768	38,688,455	$11.53
R6 Class	$107,331,457	9,313,731	$11.52
G Class	$639,280,220	55,427,327	$11.53
*Maximum offering price $12.04 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2018
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $83,071)	$89,219,814

Expenses:
Management fees	11,755,343
Distribution and service fees:
A Class	594,393
C Class	151,680
R Class	136,263
Trustees' fees and expenses	190,636
Other expenses	59,940
12,888,255
Fees waived - G Class	(956,362)
11,931,893

Net investment income (loss)	77,287,921

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	7,900,539
Forward foreign currency exchange contract transactions	(6,201,044)
Futures contract transactions	(11,918,396)
Swap agreement transactions	(1,788,952)
Foreign currency translation transactions	310,560
(11,697,293)

Change in net unrealized appreciation (depreciation) on:
Investments	(35,681,407)
Forward foreign currency exchange contracts	(2,256,745)
Futures contracts	(3,464,793)
Swap agreements	2,097,258
Translation of assets and liabilities in foreign currencies	98,814
(39,206,873)

Net realized and unrealized gain (loss)	(50,904,166)

Net Increase (Decrease) in Net Assets Resulting from Operations	$26,383,755

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2018 AND MARCH 31, 2017
Increase (Decrease) in Net Assets	March 31, 2018	March 31, 2017
Operations
Net investment income (loss)	$77,287,921	$74,008,581
Net realized gain (loss)	(11,697,293)	16,064,527
Change in net unrealized appreciation (depreciation)	(39,206,873)	(44,292,626)
Net increase (decrease) in net assets resulting from operations	26,383,755	45,780,482

Distributions to Shareholders
From net investment income:
Investor Class	(33,906,977)	(30,550,960)
I Class	(3,013,310)	—
Y Class	(116)	—
A Class	(4,580,783)	(4,393,478)
C Class	(178,873)	(147,812)
R Class	(443,718)	(316,367)
R5 Class	(21,545,290)	(23,478,292)
R6 Class	(856,311)	—
G Class	(6,848,776)	—
From net realized gains:
Investor Class	—	(2,156,218)
A Class	—	(355,414)
C Class	—	(20,069)
R Class	—	(26,621)
R5 Class	—	(1,446,439)
Decrease in net assets from distributions	(71,374,154)	(62,891,670)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(133,418,892)	384,610,733

Net increase (decrease) in net assets	(178,409,291)	367,499,545

Net Assets
Beginning of period	3,239,000,380	2,871,500,835
End of period	$3,060,591,089	$3,239,000,380

Undistributed net investment income	$49,128,216	$44,141,655

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Inflation-Adjusted Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to provide total return and inflation protection consistent with investment in inflation-indexed securities.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class (formerly Institutional Class), R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class and Y Class commenced on April 10, 2017 and sale of the R6 Class and G Class commenced on July 28, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 30% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. Effective July 28, 2017, the investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2018 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.1625% to 0.2800%	0.2500% to 0.3100%	0.46%
I Class		0.1500% to 0.2100%	0.36%
Y Class		0.0500% to 0.1100%	0.26%
A Class		0.2500% to 0.3100%	0.46%
C Class		0.2500% to 0.3100%	0.46%
R Class		0.2500% to 0.3100%	0.46%
R5 Class		0.0500% to 0.1100%	0.26%
R6 Class		0.0000% to 0.0600%	0.21%
G Class		0.0000% to 0.0600%	0.00%(1)
(1) Effective annual management fee before waiver was 0.21%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2018 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2018 totaled $713,359,436, of which $246,909,201 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2018 totaled $819,384,312, of which $582,542,099 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2018(1)		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
Investor Class
Sold	25,875,586	$300,782,889	51,248,431	$604,221,301
Issued in reinvestment of distributions	2,826,544	32,590,971	2,673,483	30,907,276
Redeemed	(59,113,379)	(685,998,778)	(35,692,644)	(419,289,226)
	(30,411,249)	(352,624,918)	18,229,270	215,839,351
I Class			N/A
Sold	30,674,641	355,737,388
Issued in reinvestment of distributions	214,839	2,478,348
Redeemed	(5,407,059)	(62,637,199)
	25,482,421	295,578,537
Y Class			N/A
Sold	49,055	562,096
Issued in reinvestment of distributions	10	116
	49,065	562,212
A Class
Sold	6,247,093	72,450,974	15,397,244	181,152,682
Issued in reinvestment of distributions	318,132	3,659,734	360,403	4,156,469
Redeemed	(13,422,796)	(155,526,706)	(7,583,679)	(88,890,865)
	(6,857,571)	(79,415,998)	8,173,968	96,418,286

	Year ended March 31, 2018(1)		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
C Class
Sold	236,425	$2,739,230	512,861	$6,014,269
Issued in reinvestment of distributions	11,633	134,135	10,282	118,776
Redeemed	(341,062)	(3,951,200)	(566,047)	(6,664,795)
	(93,004)	(1,077,835)	(42,904)	(531,750)
R Class
Sold	852,096	9,902,016	1,310,183	15,324,685
Issued in reinvestment of distributions	33,980	392,949	26,190	303,122
Redeemed	(844,565)	(9,809,583)	(541,647)	(6,389,331)
	41,511	485,382	794,726	9,238,476
R5 Class
Sold	16,793,728	194,807,260	30,718,916	360,317,454
Issued in reinvestment of distributions	1,824,215	21,007,651	2,123,356	24,512,586
Redeemed	(83,057,206)	(960,786,691)	(27,290,347)	(321,183,670)
	(64,439,263)	(744,971,780)	5,551,925	63,646,370
R6 Class			N/A
Sold	9,697,141	112,656,372
Issued in reinvestment of distributions	74,204	856,311
Redeemed	(457,614)	(5,309,635)
	9,313,731	108,203,048
G Class			N/A
Sold	72,442,899	837,957,685
Issued in reinvestment of distributions	593,481	6,848,776
Redeemed	(17,609,053)	(204,964,001)
	55,427,327	639,842,460
Net increase (decrease)	(11,487,032)	$(133,418,892)	32,706,985	$384,610,733

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the I Class and Y Class and July 28, 2017 (commencement of sale) through March 31, 2018 for the R6 Class and G Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$2,465,945,126	—
Sovereign Governments and Agencies	—	267,198,267	—
Corporate Bonds	—	117,507,418	—
Commercial Mortgage-Backed Securities	—	89,934,726	—
Asset-Backed Securities	—	63,358,648	—
Collateralized Mortgage Obligations	—	61,954,898	—
Municipal Securities	—	2,887,803	—
Temporary Cash Investments	—	17,174,068	—
	—	$3,085,960,954	—
Other Financial Instruments
Futures Contracts	$978,862	$1,437,641	—
Swap Agreements	—	5,102,966	—
Forward Foreign Currency Exchange Contracts	—	2,183,551	—
	$978,862	$8,724,158	—

Liabilities
Other Financial Instruments
Futures Contracts	$280,312	$5,447,614	—
Swap Agreements	—	17,291,025	—
Forward Foreign Currency Exchange Contracts	—	4,706,310	—
	$280,312	$27,444,949	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $59,870,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $420,634,684.

Interest Rate Risk —The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $253,081,317 futures contracts purchased and $230,890,634 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $580,114,888.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $452,500,000.

Value of Derivative Instruments as of March 31, 2018

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$238,082	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	2,183,551	Unrealized depreciation on forward foreign currency exchange contracts	$4,706,310
Interest Rate Risk	Receivable for variation margin on futures contracts*	188,406	Payable for variation margin on futures contracts*	152,530
Other Contracts	Swap agreements	1,123,347	Swap agreements	17,290,796
Other Contracts	Receivable for variation margin on swap agreements*	1,333	Payable for variation margin on swap agreements*	—
		$3,734,719		$22,149,636

* Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2018

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$2,103,113	Change in net unrealized appreciation (depreciation) on swap agreements	$(400,160)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(6,201,044)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(2,256,745)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(11,918,396)	Change in net unrealized appreciation (depreciation) on futures contracts	(3,464,793)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(1,177,717)	Change in net unrealized appreciation (depreciation) on swap agreements	—
Other Contracts	Net realized gain (loss) on swap agreement transactions	(2,714,348)	Change in net unrealized appreciation (depreciation) on swap agreements	2,497,418
		$(19,908,392)		$(3,624,280)

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$71,374,154	$58,894,045
Long-term capital gains	—	$3,997,625

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,017,058,718
Gross tax appreciation of investments	$100,384,473
Gross tax depreciation of investments	(31,482,237)
Net tax appreciation (depreciation) of investments	68,902,236
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(16,290,832)
Net tax appreciation (depreciation)	$52,611,404
Other book-to-tax adjustments	$(7,942,697)
Undistributed ordinary income	$49,839,986
Accumulated short-term capital losses	$(6,945,597)
Accumulated long-term capital losses	$(12,841,411)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$11.70	0.27	(0.18)	0.09	(0.25)	—	(0.25)	$11.54	0.80%	0.47%	2.34%	23%	$1,326,980
2017	$11.76	0.28	(0.09)	0.19	(0.23)	(0.02)	(0.25)	$11.70	1.57%	0.47%	2.42%	21%	$1,702,008
2016	$11.76	0.20	(0.09)	0.11	(0.11)	—	(0.11)	$11.76	0.98%	0.47%	1.69%	14%	$1,496,429
2015	$11.73	0.08	0.17	0.25	(0.18)	(0.04)	(0.22)	$11.76	2.14%	0.47%	0.61%	18%	$1,813,395
2014	$13.13	0.23	(1.18)	(0.95)	(0.17)	(0.28)	(0.45)	$11.73	(7.20)%	0.47%	1.81%	17%	$1,894,824
I Class
2018(3)	$11.69	0.29	(0.19)	0.10	(0.26)	—	(0.26)	$11.53	0.87%	0.37%(4)	2.55%(4)	23%(5)	$293,697
Y Class
2018(3)	$11.69	0.30	(0.19)	0.11	(0.27)	—	(0.27)	$11.53	0.95%	0.27%(4)	2.64%(4)	23%(5)	$566
A Class
2018	$11.67	0.24	(0.19)	0.05	(0.22)	—	(0.22)	$11.50	0.46%	0.72%	2.09%	23%	$205,059
2017	$11.73	0.25	(0.09)	0.16	(0.20)	(0.02)	(0.22)	$11.67	1.32%	0.72%	2.17%	21%	$288,058
2016	$11.73	0.18	(0.10)	0.08	(0.08)	—	(0.08)	$11.73	0.73%	0.72%	1.44%	14%	$193,664
2015	$11.69	0.08	0.13	0.21	(0.13)	(0.04)	(0.17)	$11.73	1.83%	0.72%	0.36%	18%	$243,242
2014	$13.08	0.20	(1.17)	(0.97)	(0.14)	(0.28)	(0.42)	$11.69	(7.38)%	0.72%	1.56%	17%	$340,625

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018	$11.68	0.16	(0.19)	(0.03)	(0.14)	—	(0.14)	$11.51	(0.29)%	1.47%	1.34%	23%	$14,674
2017	$11.74	0.17	(0.10)	0.07	(0.11)	(0.02)	(0.13)	$11.68	0.55%	1.47%	1.42%	21%	$15,972
2016	$11.76	0.08	(0.09)	(0.01)	(0.01)	—	(0.01)	$11.74	(0.05)%	1.47%	0.69%	14%	$16,558
2015	$11.68	(0.03)	0.17	0.14	(0.02)	(0.04)	(0.06)	$11.76	1.21%	1.47%	(0.39)%	18%	$20,716
2014	$13.09	0.10	(1.17)	(1.07)	(0.06)	(0.28)	(0.34)	$11.68	(8.14)%	1.47%	0.81%	17%	$24,009
R Class
2018	$11.72	0.22	(0.20)	0.02	(0.19)	—	(0.19)	$11.55	0.21%	0.97%	1.84%	23%	$27,016
2017	$11.78	0.22	(0.09)	0.13	(0.17)	(0.02)	(0.19)	$11.72	1.06%	0.97%	1.92%	21%	$26,920
2016	$11.78	0.13	(0.08)	0.05	(0.05)	—	(0.05)	$11.78	0.48%	0.97%	1.19%	14%	$17,695
2015	$11.72	0.02	0.17	0.19	(0.09)	(0.04)	(0.13)	$11.78	1.60%	0.97%	0.11%	18%	$18,228
2014	$13.11	0.11	(1.11)	(1.00)	(0.11)	(0.28)	(0.39)	$11.72	(7.60)%	0.97%	1.31%	17%	$18,318
R5 Class(6)
2018	$11.69	0.29	(0.17)	0.12	(0.28)	—	(0.28)	$11.53	0.92%	0.27%	2.54%	23%	$445,988
2017	$11.76	0.31	(0.11)	0.20	(0.25)	(0.02)	(0.27)	$11.69	1.78%	0.27%	2.62%	21%	$1,206,044
2016	$11.76	0.21	(0.08)	0.13	(0.13)	—	(0.13)	$11.76	1.19%	0.27%	1.89%	14%	$1,147,155
2015	$11.74	0.07	0.21	0.28	(0.22)	(0.04)	(0.26)	$11.76	2.37%	0.27%	0.81%	18%	$1,065,257
2014	$13.13	0.23	(1.14)	(0.91)	(0.20)	(0.28)	(0.48)	$11.74	(6.94)%	0.27%	2.01%	17%	$901,517
R6 Class
2018(7)	$11.55	0.20	(0.11)	0.09	(0.12)	—	(0.12)	$11.52	0.74%	0.22%(4)	2.56%(4)	23%(5)	$107,331
G Class
2018(7)	$11.55	0.22	(0.12)	0.10	(0.12)	—	(0.12)	$11.53	0.88%	0.01%(4)(8)	2.80%(4)(8)	23%(5)	$639,280

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(6)	Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

(7)	July 28, 2017 (commencement of sale) through March 31, 2018.

(8)
The annualized ratio of operating expenses to average net assets before expense waiver and the annualized ratio of net investment income (loss) to average net assets before expense waiver was 0.22% and 2.59%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Government Income Trust and Shareholders of Inflation-Adjusted Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Inflation-Adjusted Bond Fund (one of the five funds constituting American Century Government Income Trust, referred to hereafter as the “Fund”) as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92277 1805

Annual Report

March 31, 2018

Short-Term Government Fund
Investor Class (TWUSX)
I Class (ASGHX)
A Class (TWAVX)
C Class (TWACX)
R Class (TWARX)
R5 Class (TWUOX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Rally Rolled On, Until Volatility Resurfaced

For most of the 12-month period, broad U.S. stock and bond indices generated positive returns. Stocks generally rallied against a backdrop of robust corporate earnings results, steady economic growth, relatively low interest rates, and U.S. tax reform. For bonds, modest economic gains, relatively muted inflation, and gradual—and well telegraphed—tightening from the Federal Reserve (the Fed) continued to support positive performance.

Then, in early February, a force that was largely dormant during 2017—volatility—re-emerged. Robust U.S. wage growth triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. Treasury yields climbed to their highest levels in several years, and stock prices plunged into correction territory. Economic data released in March helped calm the unrest, while the Fed's March rate hike, which investors had expected, had little impact. Markets recovered much of the previous weeks’ losses, until a fresh round of worries emerged. President Trump announced the U.S. would implement tariffs on certain imports from China, sparking fears of a global trade war and triggering a flight to quality in the financial markets.

Despite the resurgence of volatility late in the period, U.S. stocks (S&P 500 Index) delivered a total return of 13.99% for the 12 months. Continuing a long-standing trend, growth stocks significantly outperformed their value counterparts across the capitalization spectrum. Meanwhile, the March flight to quality helped bonds hang onto the modest gains generated ahead of the market turbulence, and investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned 1.20% for the 12-month period.

With inflationary pressures mounting, Treasury yields rising, volatility resurfacing, and the implications of tax reform still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWUSX	-0.17%	0.10%	0.94%	—	12/15/82
Bloomberg Barclays U.S. 1-3 Year Government Bond Index	—	0.02%	0.53%	1.22%	—	—
I Class	ASGHX	—	—	—	-0.11%	4/10/17
A Class	TWAVX					7/8/98
No sales charge		-0.53%	-0.17%	0.68%	—
With sales charge		-2.76%	-0.62%	0.46%	—
C Class	TWACX	-1.18%	-0.91%	—	-0.54%	3/1/10
R Class	TWARX	-0.78%	-0.42%	—	-0.05%	3/1/10
R5 Class	TWUOX	-0.08%	0.28%	—	0.65%	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2018
Investor Class — $10,977

Bloomberg Barclays U.S. 1-3 Year Government Bond Index — $11,286

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.55%	0.45%	0.80%	1.55%	1.05%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Brian Howell, Dan Shiffman, and Jim Platz

Performance Summary

Short-Term Government Bond returned -0.17%* for the 12 months ended March 31, 2018. By comparison, the Bloomberg Barclays U.S. 1-3 Year Government Bond Index returned 0.02%.

Fund and index performance reflect the increasingly challenging environment for U.S. Treasuries and other government securities as the 12-month period unfolded. Fund returns were reduced by operating expenses, while index returns were not.

The Federal Reserve (the Fed) raised its target interest rate three times, launched a plan to reduce its balance sheet, and reiterated its commitment to monetary policy normalization. The Fed’s actions, along with mounting Treasury supply, drove short-maturity yields significantly higher during the period. For example, the two-year Treasury note jumped from 1.26% on March 30, 2017, to 2.27% on March 31, 2018, according to Bloomberg. Meanwhile, improving economic growth and rising inflation expectations, particularly later in the reporting period, pushed longer-maturity Treasury yields higher. Overall, shorter-maturity rates increased at a greater pace than longer-maturity rates, causing the Treasury yield curve to rise and flatten. Against this backdrop, securities with longer durations (those with greater price sensitivity to interest rate changes) generally outperformed shorter-duration notes and bonds.

Securitized Overweight, Security Selection Contributed to Results

We maintained an overweight position compared with the index in the securitized sector and a significant underweight in the Treasury sector. This positioning aided relative performance, as mortgage-backed securities (MBS) and other securitized bonds generally outperformed U.S. Treasuries. Within the securitized sector, we favored out-of-index structured mortgage products, with their higher yields and more-predictable cash flows, over traditional government agency pass-through MBS. In particular, our selections among agency commercial MBS and agency collateralized mortgage obligations aided performance. Our holdings among agency adjustable-rate mortgages (ARMs) also contributed to portfolio performance, as their floating rates proved beneficial in the rising-rate environment.

Security selection within the Treasury sector also aided performance. We maintained an out-of-index position in Treasury inflation protected securities (TIPS), which generally outperformed nominal Treasuries and benefited from rising inflation expectations during the period.

Portfolio Positioning

Given an environment of consistently solid growth data and potential added stimulus from fiscal expansion, we expect U.S. economic growth to improve modestly. We believe gross domestic product will move toward the higher end of our anticipated 2%-3% range. We believe core inflation will continue to trend higher, eventually reaching the Fed’s 2% target. Stabilization in commodity prices coupled with solid global growth and modest wage growth remain supportive of higher inflation. Meanwhile, market-based inflation expectations, including breakeven rates (the difference between the yields of nominal Treasuries and TIPS of the same maturity), remain below historic averages, suggesting inflation-indexed securities still offer value.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Following the March 2018 rate hike, we expect the Fed will continue to normalize monetary policy and stick to its stated goal of raising short-term rates two more times in 2018. We believe solid growth data and a gradual uptick in inflation support the Fed’s rate-tightening strategy. We also expect this backdrop to push longer-maturity Treasury yields slightly higher. Our expected trading range for the 10-year Treasury is 2.75%-3.25%, but we believe rates will generally settle at or near the midpoint of that range in the near term.

We plan to continue overweighting the securitized sector and focusing on structured mortgages over traditional pass-through securities. We also favor ARMs and other floating-rate securities in anticipation of future rate hikes. Additionally, we believe TIPS still offer value.

6

Fund Characteristics

MARCH 31, 2018
Portfolio at a Glance
Average Duration (effective)	1.8 years
Weighted Average Life	2.7 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities and Equivalents	38.3%
Collateralized Mortgage Obligations	25.3%
U.S. Government Agency Mortgage-Backed Securities	10.3%
U.S. Government Agency Securities	6.4%
Temporary Cash Investments	19.3%
Other Assets and Liabilities	0.4%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$996.30	$2.74	0.55%
I Class	$1,000	$996.80	$2.24	0.45%
A Class	$1,000	$994.00	$3.98	0.80%
C Class	$1,000	$991.40	$7.70	1.55%
R Class	$1,000	$992.70	$5.22	1.05%
R5 Class	$1,000	$996.20	$1.74	0.35%
Hypothetical
Investor Class	$1,000	$1,022.19	$2.77	0.55%
I Class	$1,000	$1,022.69	$2.27	0.45%
A Class	$1,000	$1,020.94	$4.03	0.80%
C Class	$1,000	$1,017.20	$7.80	1.55%
R Class	$1,000	$1,019.70	$5.29	1.05%
R5 Class	$1,000	$1,023.19	$1.77	0.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2018

	Principal Amount	Value
U.S. TREASURY SECURITIES AND EQUIVALENTS — 38.3%
Iraq Government AID Bond, 2.15%, 1/18/22	$700,000	$689,473
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	751,807	739,085
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	2,130,520	2,122,948
U.S. Treasury Notes, VRN, 1.84%, 4/2/18, resets daily off the 3-month USBMMY plus 0.07%	2,000,000	2,002,148
U.S. Treasury Notes, 1.125%, 1/31/19	2,700,000	2,678,704
U.S. Treasury Notes, 1.625%, 7/31/19	6,400,000	6,352,646
U.S. Treasury Notes, 1.75%, 9/30/19	5,000,000	4,964,798
U.S. Treasury Notes, 1.375%, 1/15/20(1)	600,000	590,653
U.S. Treasury Notes, 1.50%, 8/15/20	10,800,000	10,592,556
U.S. Treasury Notes, 1.375%, 9/15/20	5,700,000	5,568,340
U.S. Treasury Notes, 1.625%, 10/15/20	11,000,000	10,801,294
U.S. Treasury Notes, 1.375%, 10/31/20	5,900,000	5,753,772
U.S. Treasury Notes, 1.875%, 12/15/20	16,300,000	16,090,404
U.S. Treasury Notes, 2.25%, 2/15/21	1,500,000	1,494,174
U.S. Treasury Notes, 2.25%, 4/30/21	7,000,000	6,966,994
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $77,880,224)		77,407,989
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 25.3%
FHLMC, Series 2650, Class PN, 4.50%, 12/15/32	235,454	236,830
FHLMC, Series 3114, Class FT, VRN, 2.13%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.35%	717,577	720,360
FHLMC, Series 3149, Class LF, VRN, 2.08%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.30%	1,773,181	1,771,017
FHLMC, Series 3200, Class FP, VRN, 1.98%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.20%	1,023,718	1,020,592
FHLMC, Series 3206, Class FE, VRN, 2.18%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.40%	603,479	605,435
FHLMC, Series 3213, Class LF, VRN, 2.00%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.22%	1,467,908	1,458,317
FHLMC, Series 3231, Class FA, VRN, 2.18%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.40%	561,391	563,462
FHLMC, Series 3301, Class FA, VRN, 2.08%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.30%	536,098	535,456
FHLMC, Series 3380, Class FP, VRN, 2.13%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.35%	661,113	659,639
FHLMC, Series 3508, Class PF, VRN, 2.63%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.85%	299,554	304,324
FHLMC, Series 3587, Class FB, VRN, 2.55%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.78%	639,119	648,812
FHLMC, Series 3842, Class JB, 2.00%, 9/15/18	63,587	63,471
FHLMC, Series K037, Class A1 SEQ, 2.59%, 4/25/23	1,291,623	1,284,945
FHLMC, Series K039, Class A1, SEQ, 2.68%, 12/25/23	2,335,879	2,327,406
FHLMC, Series K043, Class A1 SEQ, 2.53%, 10/25/23	1,278,303	1,267,988
FHLMC, Series K716, Class A1, SEQ, 2.41%, 1/25/21	1,333,466	1,329,162
FHLMC, Series K718, Class A1 SEQ, 2.375%, 9/25/21	2,746,122	2,720,558

10

	Principal Amount	Value
FHLMC, Series K722, Class A1, SEQ, 2.18%, 5/25/22	$1,251,764	$1,223,503
FHLMC, Series K725, Class A2 SEQ, 3.00%, 1/25/24	2,100,000	2,102,433
FHLMC, Series K726, Class A2, SEQ, 2.91%, 4/25/24	1,700,000	1,691,345
FHLMC, Series K728, Class A2 SEQ, VRN, 3.06%, 4/1/18(3)	425,000	425,981
FHLMC, Series KF29, Class A, VRN, 2.03%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.36%	1,227,966	1,230,726
FHLMC, Series KF31, Class A, VRN, 2.04%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.37%	1,231,575	1,234,964
FHLMC, Series KF32, Class A, VRN, 2.04%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.37%	1,030,152	1,033,478
FHLMC, Series KF35, Class A, VRN, 2.02%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.35%	1,989,778	1,995,608
FHLMC, Series KIR1, Class A1 SEQ, 2.45%, 3/25/26	3,225,131	3,166,350
FHLMC, Series KP03, Class A2 SEQ, 1.78%, 7/25/19	510,113	505,832
FNMA, Series 2003-108, Class BE SEQ, 4.00%, 11/25/18	26,235	26,270
FNMA, Series 2003-123, Class AY SEQ, 4.00%, 12/25/18	49,143	49,242
FNMA, Series 2003-125, Class AY SEQ, 4.00%, 12/25/18	94,099	94,213
FNMA, Series 2003-128, Class NG, 4.00%, 1/25/19	30,008	30,047
FNMA, Series 2004-17, Class CJ SEQ, 4.00%, 4/25/19	69,577	69,564
FNMA, Series 2004-28, Class FE, VRN, 2.22%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.35%	2,207,967	2,206,809
FNMA, Series 2004-52, Class PF, VRN, 2.32%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.45%	79,404	79,528
FNMA, Series 2006-11, Class FA, VRN, 2.17%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.30%	585,690	586,349
FNMA, Series 2006-60, Class KF, VRN, 2.17%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.30%	1,187,073	1,185,648
FNMA, Series 2006-72, Class TE, VRN, 2.17%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.30%	673,580	674,537
FNMA, Series 2008-9, Class FA, VRN, 2.37%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.50%	1,847,975	1,855,838
FNMA, Series 2009-33, Class FB, VRN, 2.69%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.82%	763,185	781,056
FNMA, Series 2009-89, Class FD, VRN, 2.47%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.60%	381,061	384,596
FNMA, Series 2010-12, Class AC SEQ, 2.50%, 12/25/18	14,792	14,774
FNMA, Series 2015-M12, Class FA, VRN, 1.93%, 4/1/18, resets monthly off the 1-month LIBOR plus 0.34%	1,897,170	1,894,983
FNMA, Series 2015-M13, Class ASQ2, SEQ, 1.65%, 9/25/19	652,517	648,573
FNMA, Series 2015-M7, Class ASQ2, SEQ, 1.55%, 4/25/18	6,628	6,616
FNMA, Series 2015-M8, Class FA, VRN, 1.76%, 4/1/18, resets monthly off the 1-month LIBOR plus 0.17%	1,869,471	1,868,366
FNMA, Series 2016-11, Class FB, VRN, 2.125%, 4/1/18, resets monthly off the 1-month LIBOR plus 0.55%	784,747	791,031
FNMA, Series 2016-M13, Class FA, VRN, 2.26%, 4/1/18, resets monthly off the 1-month LIBOR plus 0.67%	1,067,499	1,074,728
FNMA, Series 2016-M2, Class FA, VRN, 2.44%, 4/1/18, resets monthly off the 1-month LIBOR plus 0.85%	1,102,403	1,111,473
GNMA, Series 2010-14, Class QF, VRN, 2.24%, 4/16/18, resets monthly off the 1-month LIBOR plus 0.45%	1,025,267	1,029,100
GNMA, Series 2012-105, Class FE, VRN, 2.12%, 4/20/18, resets monthly off the 1-month LIBOR plus 0.30%	1,462,872	1,465,193

11

	Principal Amount	Value
GNMA, Series 2016-68, Class MF, VRN, 1.96%, 4/1/18, resets monthly off the 1-month LIBOR plus 0.30%	$904,506	$905,032
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $51,338,080)		50,961,560
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(2) — 10.3%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(3) — 10.2%
FHLMC, VRN, 2.07%, 4/15/18	582,402	579,702
FHLMC, VRN, 2.25%, 4/15/18	9,791	9,758
FHLMC, VRN, 2.31%, 4/15/18	417,965	413,891
FHLMC, VRN, 2.38%, 4/15/18	513,643	512,294
FHLMC, VRN, 2.47%, 4/15/18	575,739	581,826
FHLMC, VRN, 2.59%, 4/15/18	434,368	433,882
FHLMC, VRN, 2.62%, 4/15/18	945,942	987,840
FHLMC, VRN, 2.85%, 4/15/18	566,962	567,162
FHLMC, VRN, 3.08%, 4/15/18	466,834	470,854
FHLMC, VRN, 3.19%, 4/15/18	572,540	578,981
FHLMC, VRN, 3.32%, 4/15/18	123,951	130,108
FHLMC, VRN, 3.33%, 4/15/18	4,154	4,148
FHLMC, VRN, 3.39%, 4/15/18	1,502,088	1,567,292
FHLMC, VRN, 3.44%, 4/15/18	121,251	125,691
FHLMC, VRN, 3.45%, 4/15/18	226,942	238,944
FHLMC, VRN, 3.45%, 4/15/18	75,439	79,413
FHLMC, VRN, 3.50%, 4/15/18	186,259	192,398
FHLMC, VRN, 3.58%, 4/15/18	84,079	88,618
FHLMC, VRN, 3.63%, 4/15/18	369,494	387,506
FHLMC, VRN, 3.63%, 4/15/18	69,057	71,981
FHLMC, VRN, 3.79%, 4/15/18	544,868	560,458
FHLMC, VRN, 4.06%, 4/15/18	170,887	176,740
FHLMC, VRN, 4.13%, 4/15/18	19,697	19,727
FNMA, VRN, 2.36%, 4/25/18	296,269	297,365
FNMA, VRN, 2.63%, 4/25/18	589,351	589,522
FNMA, VRN, 2.64%, 4/25/18	1,158,476	1,173,921
FNMA, VRN, 2.71%, 4/25/18	1,143,075	1,141,995
FNMA, VRN, 2.73%, 4/25/18	1,009,930	1,016,861
FNMA, VRN, 2.79%, 4/25/18	657,895	660,092
FNMA, VRN, 2.79%, 4/25/18	531,839	532,210
FNMA, VRN, 2.81%, 4/25/18	315,196	328,493
FNMA, VRN, 2.83%, 4/25/18	12,268	12,345
FNMA, VRN, 2.83%, 4/25/18	3,601	3,590
FNMA, VRN, 3.00%, 4/25/18	490,228	495,635
FNMA, VRN, 3.04%, 4/25/18	879	884
FNMA, VRN, 3.11%, 4/25/18	280,689	291,191
FNMA, VRN, 3.12%, 4/25/18	332,124	344,769
FNMA, VRN, 3.14%, 4/25/18	55,480	57,493
FNMA, VRN, 3.14%, 4/25/18	479,742	497,686
FNMA, VRN, 3.17%, 4/25/18	245,570	251,746
FNMA, VRN, 3.18%, 4/25/18	471,571	473,620

12

	Principal Amount/Shares	Value
FNMA, VRN, 3.19%, 4/25/18	$431,706	$432,831
FNMA, VRN, 3.19%, 4/25/18	2,357	2,352
FNMA, VRN, 3.20%, 4/25/18	229,237	237,275
FNMA, VRN, 3.21%, 4/25/18	6,475	6,739
FNMA, VRN, 3.22%, 4/25/18	528,319	547,390
FNMA, VRN, 3.25%, 4/25/18	359,058	364,493
FNMA, VRN, 3.25%, 4/25/18	193	194
FNMA, VRN, 3.32%, 4/25/18	805,035	820,169
FNMA, VRN, 3.39%, 4/25/18	473,927	487,627
FNMA, VRN, 3.48%, 4/25/18	30,231	30,638
FNMA, VRN, 3.50%, 4/25/18	409,179	427,113
FNMA, VRN, 3.53%, 4/25/18	168,484	173,742
FNMA, VRN, 3.56%, 4/25/18	41,269	42,807
FNMA, VRN, 6.03%, 4/25/18	516	501
GNMA, VRN, 3.00%, 4/20/18	12,680	12,604
GNMA, VRN, 3.625%, 4/20/18	4,807	4,832
		20,539,939
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FNMA, 7.00%, 5/1/32	70,709	75,031
FNMA, 7.00%, 5/1/32	100,344	109,849
FNMA, 7.00%, 6/1/32	18,485	20,195
FNMA, 7.00%, 6/1/32	89,162	99,733
FNMA, 7.00%, 8/1/32	21,331	21,428
GNMA, 9.50%, 11/20/19	679	681
		326,917
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $21,017,343)		20,866,856
U.S. GOVERNMENT AGENCY SECURITIES — 6.4%
FHLB, 1.375%, 3/18/19	1,400,000	1,389,368
FHLB, 2.375%, 3/30/20	1,600,000	1,600,845
FHLMC, 1.50%, 1/17/20	2,000,000	1,972,408
FNMA, 1.125%, 12/14/18	2,000,000	1,987,118
FNMA, 1.00%, 8/28/19	2,700,000	2,655,329
FNMA, 1.00%, 10/24/19	1,800,000	1,764,574
FNMA, 1.50%, 2/28/20	1,600,000	1,575,952
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $13,088,802)		12,945,594
TEMPORARY CASH INVESTMENTS — 19.3%
Federal Home Loan Bank Discount Notes, 1.43%, 4/2/18(4)	288,000	288,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	320,232	320,232
U.S. Treasury Bills, 1.78%, 1/3/19(4)	$15,000,000	14,778,912
U.S. Treasury Bills, 2.05%, 1/31/19(4)	2,400,000	2,359,825
U.S. Treasury Bills, 2.05%, 2/28/19(4)	21,500,000	21,107,906
TOTAL TEMPORARY CASH INVESTMENTS (Cost $38,872,820)		38,854,875
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $202,197,269)		201,036,874
OTHER ASSETS AND LIABILITIES — 0.4%		863,362
TOTAL NET ASSETS — 100.0%		$201,900,236

13

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	289	June 2018	USD	57,800,000	$61,444,109	$(2,765)
FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Notes	125	June 2018	USD	12,500,000	$14,307,617	$(44,789)
U.S. Treasury 10-Year Notes	32	June 2018	USD	3,200,000	3,876,500	(29,072)
					$18,184,117	$(73,861)

NOTES TO SCHEDULE OF INVESTMENTS
AID	-	Agency for International Development
Equivalent	-	Security whose payments are secured by the U.S. Treasury
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
LIBOR	-	London Interbank Offered Rate
resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
SEQ	-	Sequential Payer
USBMMY	-	United States Treasury Bill Money Market Yield
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts. At the period end, the aggregate value of securities pledged was $98,699.

(2)	Final maturity date indicated, unless otherwise noted.

(3)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities, at value (cost of $202,197,269)	$201,036,874
Receivable for investments sold	191,958
Receivable for capital shares sold	227,432
Interest receivable	550,137
202,006,401

Liabilities
Payable for variation margin on futures contracts	12,141
Accrued management fees	91,552
Distribution and service fees payable	2,472
106,165

Net Assets	$201,900,236

Net Assets Consist of:
Capital paid in	$207,011,826
Accumulated net realized loss	(3,874,569)
Net unrealized depreciation	(1,237,021)
$201,900,236

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$169,818,724	17,974,401	$9.45
I Class	$2,691,163	284,895	$9.45
A Class	$8,896,929	941,458	$9.45*
C Class	$585,424	63,798	$9.18
R Class	$177,557	18,862	$9.41
R5 Class	$19,730,439	2,087,655	$9.45
*Maximum offering price $9.67 (net asset value divided by 0.9775).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2018
Investment Income (Loss)
Income:
Interest	$3,322,186

Expenses:
Management fees	1,091,778
Distribution and service fees:
A Class	21,368
C Class	6,625
R Class	2,099
Trustees' fees and expenses	12,499
Other expenses	593
1,134,962

Net investment income (loss)	2,187,224

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,318,692)
Futures contract transactions	(204,912)
(1,523,604)

Change in net unrealized appreciation (depreciation) on:
Investments	(1,042,569)
Futures contracts	(41,903)
(1,084,472)

Net realized and unrealized gain (loss)	(2,608,076)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(420,852)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2018 AND MARCH 31, 2017
Increase (Decrease) in Net Assets	March 31, 2018	March 31, 2017
Operations
Net investment income (loss)	$2,187,224	$1,455,605
Net realized gain (loss)	(1,523,604)	(95,920)
Change in net unrealized appreciation (depreciation)	(1,084,472)	(1,499,736)
Net increase (decrease) in net assets resulting from operations	(420,852)	(140,051)

Distributions to Shareholders
From net investment income:
Investor Class	(2,143,809)	(1,490,925)
I Class	(24,235)	—
A Class	(80,252)	(57,575)
R Class	(2,536)	(1,379)
R5 Class	(230,538)	(289,590)
Decrease in net assets from distributions	(2,481,370)	(1,839,469)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(27,807,276)	(53,742,619)

Net increase (decrease) in net assets	(30,709,498)	(55,722,139)

Net Assets
Beginning of period	232,609,734	288,331,873
End of period	$201,900,236	$232,609,734

Distributions in excess of net investment income	—	$(3,843)

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short-Term Government Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income while maintaining safety of principal.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, and R5 Class (formerly Institutional Class). The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

18

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The

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fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2018 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2425% to 0.3600%	0.2500% to 0.3100%	0.54%
I Class		0.1500% to 0.2100%	0.44%
A Class		0.2500% to 0.3100%	0.54%
C Class		0.2500% to 0.3100%	0.54%
R Class		0.2500% to 0.3100%	0.54%
R5 Class		0.0500% to 0.1100%	0.34%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2018 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2018 were $194,561,565 and $252,621,327, respectively, all of which are U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2018(1)		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
Investor Class
Sold	3,831,458	$36,396,931	4,547,613	$43,764,309
Issued in reinvestment of distributions	214,399	2,042,168	147,977	1,423,517
Redeemed	(6,716,979)	(63,982,043)	(7,835,578)	(75,385,766)
	(2,671,122)	(25,542,944)	(3,139,988)	(30,197,940)
I Class			N/A
Sold	326,375	3,120,323
Issued in reinvestment of distributions	2,549	24,211
Redeemed	(44,029)	(418,807)
	284,895	2,725,727
A Class
Sold	395,353	3,757,560	681,567	6,570,322
Issued in reinvestment of distributions	8,222	78,290	5,435	52,290
Redeemed	(593,658)	(5,671,490)	(1,120,178)	(10,787,373)
	(190,083)	(1,835,640)	(433,176)	(4,164,761)
C Class
Sold	17,628	163,111	13,609	127,156
Redeemed	(31,923)	(295,092)	(38,913)	(363,157)
	(14,295)	(131,981)	(25,304)	(236,001)
R Class
Sold	21,214	201,535	126,961	1,218,734
Issued in reinvestment of distributions	262	2,494	134	1,284
Redeemed	(112,342)	(1,070,313)	(56,900)	(543,352)
	(90,866)	(866,284)	70,195	676,666
R5 Class
Sold	2,409,779	22,895,679	556,858	5,356,556
Issued in reinvestment of distributions	24,152	229,991	30,225	289,590
Redeemed	(2,651,949)	(25,281,824)	(2,647,688)	(25,466,729)
	(218,018)	(2,156,154)	(2,060,605)	(19,820,583)
Net increase (decrease)	(2,899,489)	$(27,807,276)	(5,588,878)	$(53,742,619)

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the I Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

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The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities and Equivalents	—	$77,407,989	—
Collateralized Mortgage Obligations	—	50,961,560	—
U.S. Government Agency Mortgage-Backed Securities	—	20,866,856	—
U.S. Government Agency Securities	—	12,945,594	—
Temporary Cash Investments	$320,232	38,534,643	—
	$320,232	$200,716,642	—

Liabilities
Other Financial Instruments
Futures Contracts	$76,626	—	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund’s average notional exposure to these interest rate risk derivative instruments held during the period was $47,333,333 futures contracts purchased and $14,275,000 futures contracts sold.

The value of interest rate risk derivative instruments as of March 31, 2018, is disclosed on the Statement of Assets and Liabilities as a liability of $12,141 in payable for variation margin on futures contracts.* For the year ended March 31, 2018, the effect of interest rate risk derivative instruments on the Statement of Operations was $(204,912) in net realized gain (loss) on futures contract transactions and $(41,903) in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

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8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$2,481,370	$1,839,469
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$202,344,018
Gross tax appreciation of investments	$201,544
Gross tax depreciation of investments	(1,508,688)
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation) of investments	$(1,307,144)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(2,076,521)
Accumulated long-term capital losses	$(1,727,925)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on futures contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$9.58	0.10	(0.12)	(0.02)	(0.11)	$9.45	(0.17)%	0.55%	1.05%	101%	$169,819
2017	$9.66	0.05	(0.06)	(0.01)	(0.07)	$9.58	(0.14)%	0.55%	0.54%	99%	$197,882
2016	$9.67	0.04	—(3)	0.04	(0.05)	$9.66	0.44%	0.55%	0.39%	99%	$229,689
2015	$9.65	0.03	0.04	0.07	(0.05)	$9.67	0.71%	0.55%	0.30%	76%	$237,231
2014	$9.71	—(3)	(0.03)	(0.03)	(0.03)	$9.65	(0.35)%	0.55%	0.05%	103%	$266,755
I Class
2018(4)	$9.58	0.12	(0.13)	(0.01)	(0.12)	$9.45	(0.11)%	0.45%(5)	1.26%(5)	101%(6)	$2,691
A Class
2018	$9.59	0.08	(0.13)	(0.05)	(0.09)	$9.45	(0.53)%	0.80%	0.80%	101%	$8,897
2017	$9.66	0.03	(0.06)	(0.03)	(0.04)	$9.59	(0.29)%	0.80%	0.29%	99%	$10,849
2016	$9.67	0.01	0.01	0.02	(0.03)	$9.66	0.19%	0.80%	0.14%	99%	$15,114
2015	$9.64	—(3)	0.05	0.05	(0.02)	$9.67	0.50%	0.80%	0.05%	76%	$27,121
2014	$9.71	(0.02)	(0.05)	(0.07)	—	$9.64	(0.72)%	0.80%	(0.20)%	103%	$30,747

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018	$9.29	—(3)	(0.11)	(0.11)	—	$9.18	(1.18)%	1.55%	0.05%	101%	$585
2017	$9.39	(0.04)	-0.06	(0.10)	—	$9.29	(1.06)%	1.55%	(0.46)%	99%	$726
2016	$9.45	(0.06)	—(3)	(0.06)	—	$9.39	(0.63)%	1.55%	(0.61)%	99%	$971
2015	$9.47	(0.07)	0.05	(0.02)	—	$9.45	(0.21)%	1.55%	(0.70)%	76%	$820
2014	$9.61	(0.09)	(0.05)	(0.14)	—	$9.47	(1.46)%	1.55%	(0.95)%	103%	$957
R Class
2018	$9.55	0.04	(0.11)	(0.07)	(0.07)	$9.41	(0.78)%	1.05%	0.55%	101%	$178
2017	$9.62	0.01	(0.07)	(0.06)	(0.01)	$9.55	(0.62)%	1.05%	0.04%	99%	$1,048
2016	$9.63	(0.01)	—(3)	(0.01)	—	$9.62	(0.10)%	1.05%	(0.11)%	99%	$380
2015	$9.60	(0.02)	0.05	0.03	—	$9.63	0.31%	1.05%	(0.20)%	76%	$272
2014	$9.69	(0.04)	(0.05)	(0.09)	—	$9.60	(0.93)%	1.05%	(0.45)%	103%	$120
R5 Class(7)
2018	$9.59	0.12	(0.13)	(0.01)	(0.13)	$9.45	(0.08)%	0.35%	1.25%	101%	$19,730
2017	$9.66	0.07	(0.05)	0.02	(0.09)	$9.59	0.16%	0.35%	0.74%	99%	$22,105
2016	$9.67	0.06	—(3)	0.06	(0.07)	$9.66	0.64%	0.35%	0.59%	99%	$42,177
2015	$9.65	0.05	0.04	0.09	(0.07)	$9.67	0.91%	0.35%	0.50%	76%	$40,312
2014	$9.72	0.02	(0.04)	(0.02)	(0.05)	$9.65	(0.25)%	0.35%	0.25%	103%	$53,011

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	April 10, 2017 (commencement of sale) through March 31, 2018.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(7)	Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Government Income Trust and Shareholders of Short-Term Government Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short-Term Government Fund (one of the five funds constituting American Century Government Income Trust, referred to hereafter as the “Fund”) as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Notes

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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92278 1805

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2017:    $154,386
FY 2018:    $136,763

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2017:$0 FY 2018:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:$0 FY 2018:$0

(c)Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2017:    $0
FY 2018:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:    $0
FY 2018:    $0

(d)All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2017:$0 FY 2018:$0
Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:$0 FY 2018:$0

(e)(1)In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2017:    $132.646
FY 2018:    $132,303

(h)    The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Government Income Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 25, 2018

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	May 25, 2018